                DAVIS WATER & WASTE INDUSTRIES, Inc.









                             NOTICE OF
                        1995 ANNUAL MEETING
                                AND
                          PROXY STATEMENT
                         __________________

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     X   Filed by the Registrant

     __  Filed by a Party other than the Registrant

   Check the appropriate box:

     __  Preliminary Proxy Statement

     X   Definitive Proxy Statement

     __  Definitive Additional Materials

     __  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      DAVIS WATER & WASTE INDUSTRIES, INC.
                  (Name of Registrant as Specified in Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

   Payment of Filing Fee (Check the appropriate box):

      X  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.

     __ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     __  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
         11.

         (1)   Title of each class of securities to which transaction applies:

         (2)   Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111:

         (4)   Proposed maximum aggregate value of transaction:

         (5)   Total fee paid:

   1Set forth the amount on which the filing fee is calculated and state how it was determined.

     __  Fee paid previously with preliminary materials.

     __ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously paid:

         (2)   Form, Schedule or Registration Statement No.:

         (3)   Filing Party:

         (4)   Date Filed:

  Revocable Proxy
                            Common Stock

                DAVIS WATER & WASTE INDUSTRIES, INC.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1995
  ANNUAL MEETING OF STOCKHOLDERS.

       This undersigned hereby appoints Stan White and Larry J. Friesen, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Common Stock of Davis Water & Waste Industries, Inc. (the "Company") which the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders of the Company, to be held at the Garden Center, 1002 South Broad Street, Thomasville, Georgia, on Friday, September 8, 1995 at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated below.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
  LISTED PROPOSALS.

  1. Elect R. R. Davis as a director to serve until the 1996 Annual Meeting of Stockholders and elect Robert P. Crozer and Thomas R. Pledger as directors to serve until the 1998 Annual Meeting of Stockholders and until their successors are elected and qualified:

       __ FOR ALL NOMINEES listed    __ WITHHOLD AUTHORITY
          below (except as marked       to vote for all nominees
          to the contrary below)        listed below.

       INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

        R. R. Davis, Robert P. Crozer and Thomas R. Pledger

  2.   Authorize and approve the Davis Water & Waste, Inc. 1994
       Employees Stock Option Plan.

                           __ FOR   __ AGAINST  __ ABSTAIN

  3.   Authorize and approve the Davis Water & Waste, Inc. 1994
       Directors Stock Option Plan.

                           __  FOR   __ AGAINST   __ ABSTAIN

  4. Ratify the appointment of Price Waterhouse LLP as independent accountants for the fiscal year ending April
       30, 1996.

                           __ FOR   __ AGAINST   __ ABSTAIN
  In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual
  Meeting and any adjournments thereof.

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE
                     ENCLOSED PREPAID ENVELOPE.
    (Continued, and to be signed and dated, on the reverse side)

                    (Continued from other side)

  PROXY-SOLICITED BY THE BOARD OF DIRECTORS

       THIS PROXY CARD WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES "FOR" THE ELECTION OF THE THREE NOMINEES NAMED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3 AND 4. If any other business is presented to a vote of the stockholders at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented to a vote of the stockholders at the Annual Meeting.

       If the undersigned elects to withdraw this proxy card on or before the time of the Annual Meeting or any adjournments thereof and notifies the secretary of the Company at or prior to the Annual Meeting of the decision of the undersigned to withdraw this proxy card, then the power of said proxies shall be deemed terminated and of no further force and effect. If the undersigned withdraws this proxy card in the manner described above and prior to the Annual Meeting does not submit a duly executed and subsequently dated proxy card to the Company, the undersigned may vote in person at the Annual Meeting all shares of Common Stock of the Company owned by the undersigned as of the record date July 21, 1995.

                                     Please mark, date and sign
                                exactly as your name appears on
                                this proxy card.  When shares
                                are held jointly, both holders
                                should sign.  When signing as
                                attorney, executor,
                                administrator, trustee or
                                guardian, please give your full
                                title.  If the holder is a
                                corporation or a partnership,
                                the full corporate or
                                partnership name should be
                                signed by a duly authorized
                                officer.


                 Date:_________________________________, 1995


                 __________________________________________
                                     Signature

                 __________________________________________
                 Signature, if shares held jointly

                 Do you plan to attend the Annual Meeting?

                      YES __  NO __

                DAVIS WATER & WASTE INDUSTRIES, Inc.

                           P. O. Box 1419
                        1820 Metcalf Avenue
                  Thomasville, Georgia 31799-1419

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD SEPTEMBER 8, 1995

       Notice hereby is given that the 1995 Annual Meeting of Stockholders of Davis Water & Waste Industries, Inc. ("the Company") will be held at the Garden Center, 1002 South Broad Street, Thomasville, Georgia, on Friday, September 8, 1995 at 11:00 a.m., local time, for the purposes of considering and voting upon:

       1. A proposal to elect one director to serve until the 1996 Annual Meeting of Stockholders and two directors to serve until the 1998 Annual Meeting of Stockholders;
       2.   A proposal to authorize and approve the Davis Water
            & Waste Industries, Inc. 1994 Employees Stock Option
            Plan;
       3.   A proposal to authorize and approve the Davis Water
            & Waste Industries, Inc. 1994 Directors Stock Option
            Plan;
       4.   A proposal to ratify the appointment of Price
            Waterhouse LLP as independent accountants of the Company
            for the fiscal year ending April 30, 1996; and
       5.   Such other business as properly may come before the
            Annual Meeting or any adjournments thereof.  The
            Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

       Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on July 21, 1995 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

                           By Order of the Board of Directors.



                           STAN WHITE
                           Secretary-Treasurer

  Thomasville, Georgia
  August 8, 1995

  PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY CARD AND VOTE IN PERSON IF YOU SO DESIRE.

                DAVIS WATER & WASTE INDUSTRIES, Inc.
                           P. O. Box 1419
                        1820 Metcalf Avenue
                  Thomasville, Georgia 31799-1419

                          PROXY STATEMENT

               FOR THE ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD SEPTEMBER 8, 1995

       This Proxy Statement is furnished to the stockholders of Davis Water & Waste Industries, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 1995 Annual Meeting of Stockholders and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Friday, September 8, 1995 at the Garden Center, 1002 South Broad Street, Thomasville, Georgia, at 11:00 a.m., local time.

       The approximate date on which this Proxy Statement and form of proxy card are first being sent or given to stockholders is August 8, 1995.

                              VOTING

  General

       The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, $.01 par value per share, with each share entitling its owner to one vote on each matter submitted to the stockholders. The record date for determining the holders of Common Stock who are entitled to receive notice of and to vote at the Annual Meeting is July 21, 1995. On the record date, 3,248,594 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting.

       In voting for the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. In voting for each of the remaining three proposals, stockholders may vote in favor of the proposal or against the proposal or may abstain from voting.

  Quorum and Vote Required

       The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against" and abstentions (including instructions to withhold authority to vote) will be used.

       Pursuant to the Bylaws of the Company, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve each of the four proposals, provided a quorum is present. As a result, shares which are withheld or abstained from voting on a proposal will have the same legal effect as a vote against the proposal. The Company believes that approximately 828,104 shares owned or controlled on the record date by directors and executive officers of the Company, constituting approximately 25.5% of the outstanding Common Stock, will be voted in favor of each of the proposals.

       Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchanges. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. Such "broker non-votes" will not be considered in determining whether a quorum exists at the Annual Meeting and will not be considered as votes cast in determining the outcome of any proposal.

  Proxies

       Stockholders should specify their choices with regard to each of the four proposals on the enclosed proxy card. All properly executed proxy cards delivered by stockholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the directions noted thereon. In the absence of such instructions, the shares represented by a signed and dated proxy card will be voted "FOR" the election of all director nominees and "FOR" Proposals 2, 3 and 4. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment.

       Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to Stan White, the Secretary of the Company, at 1820 Metcalf Avenue, Thomasville, Georgia 31792; by executing and delivering to Mr. White a proxy card bearing a later date; or by voting in person at the Annual Meeting; provided, however, that under the rules of the Exchanges, any beneficial owner of the Company's Common Stock whose shares are held in street name by a member brokerage firm may revoke his proxy and vote his shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges.

       In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, officers and employees in person and by telephone and facsimile. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

  Principal Stockholders

       The following table sets forth information as of April 30, 1995 (except as otherwise noted) regarding the ownership of the Company's Common Stock by each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, each executive officer of the Company whose salary and bonus for the fiscal year ended April 30, 1995 exceeded $100,000, and all directors and executive officers of the Company as a group. For information regarding the ownership of the Company's Common Stock by the directors of the Company, see "Proposal 1 -- Election of Directors -- Information Regarding Nominees for Director."

  Name                    Shares Beneficially Owned(1)  Percent of Class
  Jasper C. Davis III (2)            582,744 (3)              18.0%

  Dimensional Fund Advisors, Inc.    233,900 (4)               7.2%

  R. Doyle White                      36,547                   1.1%

  Robert H. Pless                     10,762                    *

  Larry May                            6,906                    *

  Robert D. Tatum                      3,271                    *

  Stan White                           3,218                    *

  All directors and
  executive officers as a
  group (12 persons)                 828,104 (5)              25.5%

  ____________________

  (*)  Denotes less than 1% of the outstanding Common Stock.

  (1) Beneficial ownership as reported in this Proxy Statement has been determined in accordance with Securities and Exchange Commission regulations and includes shares of Common Stock of the Company that the named person has the right to acquire within 60 days after April 30, 1995, pursuant to the Company's employee stock purchase plan. Except as otherwise stated in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as owned by such persons.

  (2)  Mr. Davis' mailing address is P. O. Box 1419,
       Thomasville, Georgia 31799-1419.

  (3) See Note (3) on page 7 hereof for stock ownership information regarding Mr. Davis.

  (4) The shares shown as beneficially owned by Dimensional Fund Advisors Inc. are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors Inc., a registered investment advisor, serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all of such shares. The mailing address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401. Such information is as of December 31, 1994.

  (5) Includes 128,181 shares with regard to the directors and executive officers as a group as to which beneficial ownership is shared or disclaimed. See Note (3) on page
       7 hereof.

                 PROPOSAL 1 - ELECTION OF DIRECTORS

  Nominees

       Pursuant to the Company's Restated Articles of Incorporation and Bylaws, the authorized number of directors of the Company has been set at nine. The directors are divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. At each Annual Meeting of Stockholders, the directors of one class are elected to hold office for a term expiring at the third Annual Meeting following their election and until their successors have been duly elected and qualified. The directors whose terms will expire at the 1995 Annual Meeting are Robert P. Crozer, R.R. Davis and Thomas R. Pledger, and the Board of Directors has nominated these three individuals for re-election as directors at the 1995 Annual Meeting.

       In accordance with the Company's Restated Articles of Incorporation and Bylaws, the Board of Directors has nominated Robert P. Crozer and Thomas R. Pledger to serve for a three year term expiring at the 1998 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. With regard to R. R. Davis, the Company's Bylaws provide that no person shall be eligible to continue to serve on the Board of Directors after such person's 70th birthday.
  R. R. Davis will attain the age of 70 in September 1996, which is the same month in which it is anticipated that the Company's 1996 Annual Meeting of Stockholders will be held. Accordingly, the Board of Directors has nominated R. R. Davis to serve for only one year of the three year term established by the Company's Restated Articles of Incorporation and Bylaws, with such one year of service to expire at the 1996 Annual Meeting of Stockholders. With regard to the resulting vacancy following the 1996 Annual Meeting, the Company's Bylaws and Georgia law (under which the Company is organized) permit the Board of Directors to elect a person to serve for any unexpired portion of a term as a director. The Board of Directors has not yet considered possible candidates to fill this vacancy.

       In addition to the vacancy on the Board of Directors that will result from the expiration of Mr. Davis' one year term of service at the time of the 1996 Annual Meeting of Stockholders, a vacancy currently exists on the Board of Directors because the authorized number of directors is nine but the Board of Directors currently consists of only eight members. The remaining director position has been vacant since April 30, 1993 and is for a term expiring at the 1996 Annual Meeting. The Board of Directors desires to fill this currently vacant director position but has not yet identified an appropriate person to fill this position. The Board of Directors may fill the vacant position prior to the 1996 Annual Meeting. Shares may not be voted at the 1995 Annual Meeting for more than three nominees.

       Messrs. Davis, Crozer and Pledger each have consented to serve another term as a director if re-elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

       The Board of Directors unanimously recommends that the stockholders vote "FOR" the proposal to re-elect R. R. Davis as a director to serve for a period of one year expiring at the 1996 Annual Meeting of Stockholders and to re-elect Robert
  P. Crozer and Thomas R. Pledger as directors for a three year term expiring at the 1998 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

  Information Regarding Nominees and Incumbent Directors

       Set forth below is certain information regarding the three nominees for director as well as the five incumbent directors whose terms as directors will continue following the 1995 Annual Meeting. Information regarding their ownership of the Company's Common Stock is as of April 30, 1995.

                                                                                                              Shares of
                                                                                                           Common Stock
                                                                                                           Beneficially
                                                                                                              Owned
                                                                                                           (% of Class)
    Name                          Information About Nominees
    Robert P. Crozer              Mr. Crozer, age 48, has been Vice Chairman of the Board of                   3,100
                                  Directors of Flowers Industries, Inc., a diversified food products             (*)
                                  company, since 1989.  From 1985 to 1989 he served as Corporate Vice
                                  President-Marketing of Flowers Industries, Inc., and from 1979 to
                                  1989 he served as President and Chief Operating Officer of its
                                  Convenience Products Group.  Mr. Crozer has served as a director of the Company since 1981.

    R. R. Davis (2)               Mr. Davis, age 68, has served as Vice Chairman 70,000(3) of the             70,000(3)
                                  Board since 1982 and has served as a (2.2%)consultant to the                   (2.2%)
                                  Company since his retirement as an officer of the Company in 1991.
                                  He previously served in various other capacities with the Company, including President.  He has served as a director of the Company since 1956. He also serves as a director of Commercial Bank in
                                  Thomasville, Georgia.

    Thomas R. Pledger             Mr. Pledger, age 57, has been Chairman of the Board and Chief                1,000
                                  Executive Officer of Dycom Industries, Inc., a telecommunications              (*)
                                  and electrical services corporation, since 1991 and was President and Chief Executive Officer of Dycom Industries, Inc. from 1984 until 1991.  He also has been a director of Dycom Industries, Inc.
                                  since 1981.  Mr. Pledger has served as a director of the Company since 1988.




                                                                                                              Shares of
                                                                                                           Common Stock
                                                                                                           Beneficially
                                  Information About Incumbent Directors -                                      Owned
    Name                          Term Expiring 1996                                                       (% of Class)

    Jasper C. Davis III (2)       Mr. Davis, age 74, has served as a director of the Company since           582,744(3)
                                  its founding in 1956 and served as Chairman of the Board of the               (18.0%)
                                  Company from 1956 until his retirement from such position in 1993.
                                  Mr. Davis has served as a consultant to the Company since his retirement as an officer of the Company in 1990.  He served as
                                  Chief Executive Officer of the Company from 1956 until 1986 and also served at various times in the past as President and Chief
                                  Operating Officer of the Company, most recently from 1980 until
                                  1982.

    R. Doyle White (3)            Mr. White, age 64, has served as President of the Company since             36,547
                                  1982, as Chief Executive Officer of the Company since 1986 and as           (1.1%)
                                  Chairman of the Board of the Company since 1993.  He also served from 1982 to June 1994 as Chief Operating Officer of the Company,
                                  and from 1978 until 1982, he served as Senior Vice President and a
                                  General Manager of the Company.  Mr. White has served as a director of the Company since 1981.

                                                                                                                  Stock
                                                                                                           Beneficially
                                  Information About Incumbent                                                     Owned
    Name                          Directors - Term Expiring 1997                                        (% of Class)(1)

    Joe E. Beverly                Mr. Beverly, age 53, has served as Vice Chairman of the Board of             3,650
                                  Synovus Financial Corp. of Columbus, Georgia and as Chairman of the            (*)
                                  Board of Commercial Bank in Thomasville, Georgia, a wholly-owned subsidiary of Synovus Financial Corp., since 1990.  He served as
                                  President and a director of Commercial Bank from 1973 to 1989.  Mr.
                                  Beverly has served as a director of the Company since 1986.

    O. Larry Comer                Mr. Comer, age 62, has served as Senior Partner since 1986 of Comer          8,500
                                  Associates, an investment partnership.  He also has been Chairman              (*)
                                  of the Board since 1987 of Caravelle Boats, Inc., a boat
                                  manufacturer.  He has served as a director of the Company since
                                  1983. Mr. Comer also is a director of Southern Bank Group, Inc. and
                                  Sumter Bank and Trust Co., a wholly owned subsidiary of Synovus
                                  Financial Corp.


    H. Forbes Davis               Mr. Davis, age 67, served as Vice President-Research and                    98,406(3)
                                  Development of the Company from 1989 until his retirement in 1993              (3.0%)
                                  and has served as a consultant to the Company since that time.  He served as Vice President and General Manager of the Company's Davis
                                  Process division from 1979 until 1989 and served previously in various other management and sales positions with the Company since
                                  1956.  He has served as a director of the Company since 1956.



  (*) Denotes less than 1% of the outstanding Common Stock.

  (1)  See Note (1) on page 3 hereof.

  (2)  Messrs. H. Forbes Davis, R. R. Davis and Jasper C. Davis
       III are brothers.

  (3) Includes 150 shares with regard to Joe E. Beverly which are held by his wife and as to which beneficial ownership is disclaimed, 19,939 shares with regard to H. Forbes Davis which are held by his wife, 29,297 shares with regard to R. R. Davis which are held by his wife and 78,795 shares with regard to Jasper C. Davis III which are held by his wife.


  Meetings and Committees of the Board of Directors

       The Board of Directors conducts its business through meetings of the full Board and through committees of the Board. In accordance with the Bylaws of the Company, the Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, a Finance, Pension & Insurance Committee and a Nominating Committee.

       The Executive Committee, during intervals between meetings of the full Board, may exercise the powers of the Board of Directors except with regard to a limited number of matters which include amending the Restated Articles of Incorporation or Bylaws of the Company; amending or repealing any resolution of the Board of Directors that by its terms is not subject to amendment or repeal by the Executive Committee; filling vacancies on the Board of Directors or any of its committees; adopting a plan of merger or consolidation; selling, leasing, exchanging or otherwise disposing of all or substantially all of the property and assets of the Company; approving a voluntary dissolution of the Company or revoking of any such voluntary dissolution; or approving or proposing to the stockholders any other action that must be approved by the stockholders. All actions of the Executive Committee are submitted for review and ratification by the full Board. The Executive Committee is composed of R. Doyle White, H. Forbes Davis, Jasper C. Davis III and R. R. Davis. The Executive Committee met one time during the fiscal year ended April 30, 1995.

       The Audit Committee makes recommendations to the Board concerning the appointment of the Company's independent accountants; reviews with such accountants their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviews the scope and results of the Company's internal auditing procedures; consults with the independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent accountants; reviews the independence of the independent accountants; and reviews the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of O. Larry Comer, Joe
  E. Beverly and Thomas R. Pledger. The Audit Committee met two times during the fiscal year ended April 30, 1995.

       The Compensation Committee is responsible for setting the compensation of the Chairman of the Board and the President and ratifying the compensation of all other officers and general wage and salary limits of employees. The Compensation Committee is composed of Robert P. Crozer, Joe E. Beverly, O. Larry Comer and Thomas R. Pledger. The Compensation Committee met three times during the fiscal year ended April 30, 1995.

       The Finance, Pension & Insurance Committee acts or advises the full Board with regard to financial matters such as banking relationships, payment of dividends, issuance of additional securities, selection of investment bankers and treasury stock transactions. This committee also reviews the strategies and performance of the Company's pension plan and monitors the Company's insurance coverage and self-insurance programs. The Finance, Pension & Insurance Committee is composed of Joe E. Beverly, Robert P. Crozer and R. R. Davis. The Finance, Pension & Insurance Committee met two times during the fiscal year ended April 30, 1995.

       The Nominating Committee is responsible for recommending to the Board management's nominees for election as directors. The Nominating Committee will consider nominees for director recommended by stockholders if the nominations are submitted in accordance with the procedures set forth in the Bylaws. See "Stockholders' Proposals for 1996 Annual Meeting." The Nominating Committee is composed of Jasper C. Davis III, H. Forbes Davis and R. R. Davis. The Nominating Committee did not meet during the fiscal year ended April 30, 1995.

       During the fiscal year ended April 30, 1995, the full Board of Directors held four meetings. All of the directors attended at least 80% of the aggregate of all meetings of the full Board and all meetings of all committees of the Board on which they served during the fiscal year.

  Director Compensation

       Directors who are not employees or paid consultants of the Company are paid $950 for each Board of Directors and committee meeting attended and an additional fee of $950 per month. Directors who are employees or paid consultants of the Company are not compensated for attendance at Board or committee meetings. All directors are reimbursed for expenses incurred in attending meetings.

       The Company entered into an Agreement for Consulting Services with each of Jasper C. Davis III (effective September 1, 1990), R. R. Davis (effective October 1, 1991) and H. Forbes Davis (effective July 1, 1993) (together, the "Consulting Agreements"). Jasper C. Davis III, R. R. Davis and H. Forbes Davis are directors of the Company, and R. R. Davis is Vice Chairman of the Board of the Company. Pursuant to the Consulting Agreements, Jasper C. Davis III, R. R. Davis and H. Forbes Davis are to advise and assist the Company in its business and serve on its Board of Directors. The Consulting Agreements have initial one-year terms which are automatically renewed for successive one-year terms unless otherwise terminated. Under Jasper C. Davis III's Consulting

  Agreement, as amended, Mr. Davis was compensated at the rate of $60,000 per year through September 30, 1991, at the rate of $36,000 per year from October 1, 1991 through December 31, 1994, and at the rate of $60,000 per year thereafter, payable in each case in monthly installments. The Consulting Agreement with R. R. Davis provides for compensation at the rate of $18,000 per year, payable in monthly installments. Under the Consulting Agreement with H. Forbes Davis, as amended, Mr. Davis was paid at the rate of $18,000 per year through December 31, 1994 and at the rate of $24,000 per year thereafter, payable in each case in monthly installments. Reasonable and necessary travel expenses and other disbursements which are incurred in the performance of duties under the Consulting Agreements are reimbursed by the Company. In accordance with the Consulting Agreements, the three consultants do not participate in any employee benefit plans provided by the Company (except that they receive payments under the Company's retirement plans in which they participated prior to their retirement as officers of the Company).

       The Company maintains split dollar whole life insurance policies for Jasper C. Davis III in the amount of $5,800,000 and for R. R. Davis in the amount of $2,000,000. Also included as co-insureds on the policies are Marthalene M. Davis and Ann R. Davis, the wives of Jasper C. Davis III and
  R. R. Davis, respectively. The premiums under the policies are, or have in the past been, paid by the Company, and the beneficiaries under the policies are the respective estates of the above-named persons. Upon the death of the primary insureds or the termination of the policies, the Company will be reimbursed by the respective estates for the aggregate amount of premiums paid by the Company under the policies, plus interest from the time of the first payment of premiums. The interest rate to be charged will be 9% per year with regard to premium payments made through April 30, 1993 and will be at the prime rate of Sun Bank, N.A. with regard to premium payments made thereafter. During the fiscal year ended April 30, 1995, the Company paid $21,897 in premiums on the policy for Jasper C. Davis III and made no payments on the policy for R. R. Davis. If Jasper C. Davis III and R. R. Davis had died on June 30, 1995, the amounts owed to the Company would be $1,118,283 and $303,227, respectively.

                       EXECUTIVE COMPENSATION

  Compensation Summary

       The following table summarizes by various categories, for the fiscal years ended April 30, 1995, 1994, and 1993, the total compensation paid to or accrued by the Company for the Chief Executive Officer of the Company and all other executive officers of the Company whose salary and bonus for the fiscal year ended April 30, 1995 exceeded $100,000. For information regarding the various factors considered by the Compensation Committee in determining the compensation of the Chief Executive Officer and the executive officers of the Company as a group, see "Compensation Committee Report" below.

                     Summary Compensation Table

                                                                 Annual
                                                              Compensation                          Long Term
                                     Fiscal Year                                                   Compensation
         Name and                       Ended                                     Other Annual         LTIP           All Other
         Principal Position           April 30     Salary          Bonus(1)     Compensation (2)    Payouts(3)     Compensation(4)
         R. Doyle White                  1995     $194,092         $210,000          $48,125             -0-           $91,163
         President and Chief             1994      178,100              -0-              -0-             -0-            82,691
         Executive Officer               1993      178,100           31,168              -0-             -0-            78,412

         Larry  May                      1995      136,746          125,100           25,925             -0-            15,800
         Executive Vice President        1994      113,023           67,644              -0-             -0-            14,831
         and Chief Operating             1993      113,023              -0-              -0-             -0-            15,162
         Officer

         Stan White                      1995      100,215           83,200           13,413             -0-             7,069
         Secretary-Treasurer             1994       93,763              -0-              -0-             -0-             5,786
                                         1993       87,579           10,728              -0-             -0-             5,805

         Robert D. Tatum                 1995       74,407           29,688              -0-             -0-             1,338
         Vice President (5)              1994       71,691           36,156              -0-             -0-               -0-
                                         1993       65,651           39,391              -0-             -0-               -0-

         Robert H. Pless                 1995      102,897              -0-            5,308          $  157             8,261
         Vice President                  1994       97,730              -0-              -0-           5,933             6,239
                                         1993       86,878           69,502              -0-           2,457             6,712

    _________________

  (1) Reflects amounts paid for the indicated fiscal years for the achievement of performance criteria established for such fiscal years pursuant to the Company's Incentive
       Compensation Plan.  See "Employee Benefit Plans -
       Incentive Compensation Plan" below.

  (2) Reflects cash payments made in satisfaction of earned but unused vacation time.

  (3) Reflects the value of awards paid during the indicated fiscal years for the achievement of performance criteria established for the preceding four fiscal year period pursuant to the Company's Long-Term Incentive Plan. See "Employee Benefit Plans - Long-Term Incentive Plan" below.

  (4) Reflects (a) amounts accrued by the Company for the accounts of Messrs. R. Doyle White, May, Stan White, Tatum and Pless under the Company's Supplemental Retirement Plans for Certain Officers and (b) premiums paid by the Company for term life insurance policies on the lives of Messrs. R. Doyle White and May, any proceeds of which are payable to the respective beneficiaries designated by the named officers. The respective amounts accrued or paid for these executive officers in the indicated fiscal years were as follows: Mr. R. Doyle White--(a) $89,318 and (b) $1,845 in fiscal 1995, (a)
       $80,846 and (b) $1,845 in fiscal 1994, and (a) $76,567
       and (b) $1,845 in fiscal 1993, respectively; Mr. May--(a) $14,704 and (b) $1,096 in fiscal 1995, (a) $13,735 and
       (b) $1,096 in fiscal 1994, and (a) $14,066 and (b) $1,096
       in fiscal 1993, respectively; Mr. Stan White--(a) $7,069 in fiscal 1995, (a) $5,786 in fiscal 1994 and (a) $5,805 in fiscal 1993; Mr. Tatum--(a) $1,338 in fiscal 1995, (a) $0 in fiscal 1994 and (a) $0 in fiscal 1993; and Mr. Pless--(a) $8,261 in fiscal 1995, (a) $6,239 in fiscal 1994 and (a) $6,712 in fiscal 1993, respectively. See "Employee Benefit Plans - Retirement Plans" below.

  (5)  Mr. Tatum is a nephew of H. Forbes Davis, Jasper C. Davis
       III and R. R. Davis. R. Doyle White and Stan White are not related.



  Compensation Committee Report

       Executive Officer Compensation. The philosophy of the Company's compensation program is to offer competitive compensation opportunities for all employees which are based on the individual's personal performance and contribution to the Company's success.

       The Company's executive compensation program is reviewed and approved annually by the Compensation Committee, which is comprised entirely of non-employee directors, and is linked directly to the Company's financial performance and stockholder interest. In this regard, the essence of the Company's executive compensation program is the fact that, in general, significantly more than half of an executive officer's maximum annual compensation is determined by the profitability and other measures of financial performance of the Company or the division for which the executive is responsible, as described below. Under this program, an appropriate compensation level for the achievement by each executive of "expected" performance is determined. The executive's compensation package is then structured such that half or more of this amount is put "at risk" by tying it to individual, division and/or Company performance. In this way, an executive who has 55% of his expected compensation package at risk may earn up to 155% of his "expected" compensation through superior performance, but the executive also may earn as little as 45% of his "expected" compensation as a result of unacceptable performance. The details of the Company's executive compensation program are set forth below.

       There are three elements in the executive compensation program of the Company, all of which are determined by individual and corporate performance. These three elements include base salary compensation, annual incentive compensation and long-term incentive compensation. In addition, the Compensation Committee reviews compensation levels of executives of companies in the Company's industry to assure competitive pay levels.

       Base salary compensation is determined by the skills and expertise required for a specific executive's job and by the performance of the executive in that job. Base salary is established in large measure by comparison to the compensation paid to persons holding comparable positions in similar or related industries and by general compensation levels in the local markets.

       Annual incentive compensation (bonus) is established in accordance with the Company's Incentive Compensation Plan for Certain Salaried Employees (the "Incentive Plan"). The Incentive Plan is designed to provide an incentive for management employees, including executive officers, to achieve the Company's financial goals and strategic objectives as well as to provide the Company a system for planning and measuring the performance of executive officers. The President of the Company develops performance standards and objectives for an executive officer to attain in the coming fiscal year which are reviewed and approved by the Compensation Committee. The performance standards and objectives are based on (i) the Company's current and projected financial results, which are measured by a combination of sales, gross profit, profit before tax, earnings per share, operating costs or efficiency ratios and return on assets, and (ii) functional standards that are tailored to the individual employee's position with the Company (e.g., standards and objectives focusing on department goals). Annual incentive opportunities range from 10% to 100% of annual base salary. Target incentive awards based on a percentage of the executive's base salary are established periodically by the President of the Company and approved by the Compensation Committee. The Incentive Plan does not fix a limit on the amount of the target incentive award. Such target establishes the amount of a cash incentive the executive may earn if he reaches his performance standards and objectives. The executive may earn up to 200% of the target incentive award depending upon the level of achievement of the performance standards and objectives. The actual amount of a cash incentive that the executive receives is determined pursuant to a formula set forth in the Incentive Plan that considers the importance of each performance standard and objective as well as whether the executive has met or exceeded the performance standards and objectives. See "Employee Benefit Plans - Incentive Compensation Plan" below.

       Long-term incentive compensation is established in accordance with the Company's Long-Term Incentive Plan (the "LTIP") which provides additional incentive for executive officers of the Company for the achievement of long-term Company goals. The LTIP is a stock award plan for executive officers, and participants are elected by the Board of Directors on the basis of recommendations of the Compensation Committee. Participants are designated as having either a "corporate" responsibility or a "division" responsibility, and the LTIP generates stock awards on the basis of the performance of the Company and/or the executive's division over a specified period of time ("Performance Cycle"). Generally, a Performance Cycle consists of four fiscal years. At the beginning of each Performance Cycle, each participating executive receives a contingent, nontransferable grant of shares of the Company's Common Stock having a value equal to a predetermined percentage of the executive officer's base salary. Awards are earned at the end of the Performance Cycle based upon the achievement during the Performance Cycle of predetermined goals relating to growth in the Company's earnings per share, return on equity, division earnings, and return on average invested capital in a division, with a maximum value of any award earned at the end of the Performance Cycle being equal generally to 200% of the value of the shares of Common Stock contingently granted at the beginning of the Performance Cycle. See "Employee Benefit Plans - Long-Term Incentive Plan" below. Only one executive officer of the Company earned an award under the LTIP during the fiscal year ended April 30, 1995 (based on the Performance Cycle that was initiated for the four year period that began on May 1, 1991). No Performance Cycles were initiated for the four year periods that began on May 1, 1993, 1994 or 1995.

       The Board of Directors has determined that it would be in the best interests of the Company and its stockholders to make the opportunity for long-term incentive compensation available to a greater number of employees of the Company and in a form which directly links the performance incentives for these employees, and their resulting compensation, to increases in stockholder value. Accordingly, the Board of Directors has adopted the 1994 Employees Stock Option Plan (the "ESOP") and has recommended its approval by the stockholders at the Annual Meeting. See "Proposal 2 - Approval of Davis Water & Waste Industries, Inc. 1994 Employees Stock Option Plan." The
  ESOP, which would replace the LTIP if the stockholders approve the ESOP at the Annual Meeting, is intended to provide incentive compensation opportunities to eligible employees in the form of stock option grants, whereby any gain received upon the exercise of stock options would be directly related to the performance of the Company and the contribution of the employee thereto, as reflected in the increased value of the Company's Common Stock. The stock options generally would have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and, to encourage a long-term perspective, would have an exercise period of ten years. By tying the employee's incentive compensation opportunity directly to increases in the market price of the Company's Common Stock, the ESOP is intended to directly link employee performance and compensation to increases in stockholder value.

       Chief Executive Officer Compensation. The base salary of Mr. White is designed to be competitive with base salaries paid to other chief executive officers in the Company's industry. Specific factors used by the Compensation Committee to set the base salary of Mr. White include Company performance and his individual contribution. Based on preliminary evidence of an improvement in the Company's operating results for the fiscal year ending April 30, 1995, the Compensation Committee elected to increase Mr. White's base salary for fiscal 1995 by 9% from $178,100 to $210,000, effective December 1, 1994.

       In addition to his base salary, Mr. White is eligible to receive annual incentive compensation under the Incentive Plan and long-term incentive compensation pursuant to the LTIP. Annual incentive compensation is established for Mr. White under the terms of the Incentive Plan. The Compensation Committee develops performance standards and objectives for Mr. White for a fiscal year based on the same criteria set forth above for other executive officers. Annual incentive opportunities for Mr. White range from 0% to 100% of base salary. Periodic target incentive awards based on a percentage of Mr. White's base salary also may be established by the Compensation Committee. Mr. White received $210,000 under the Incentive Plan for the fiscal year ended April 30, 1995 based on the Company's fiscal 1995 operating results, the formula specified in the Incentive Plan and Mr. White's base salary as of April 30, 1995.

       As noted above, long-term compensation under the LTIP is contingent on the overall performance of the Company over a Performance Cycle and is earned in accordance with the terms of the LTIP as set forth above. Mr. White received no payment under the LTIP for the Performance Cycle ended April 30, 1995.

       In connection with the adoption of the ESOP by the Board of Directors, the Compensation Committee awarded to Mr. White, contingent on the approval of the ESOP by the stockholders at the Annual Meeting, options for the purchase of 54,194 shares of Common Stock at an exercise price of $7.75 per share (equal to the fair market value of the Company's Common Stock on the date of grant). The number of options granted to Mr. White under the ESOP had an aggregate exercise price equal to twice Mr. White's base salary for fiscal 1995, which was the same formula used by the Compensation Committee in granting options to other employees under the ESOP. Options for the purchase of 20% of the option shares granted to Mr. White would vest annually over a period of five years.

       The Compensation Committee believes the compensation program for Mr. White is competitive with the compensation program provided by other companies and is commensurate with the Company's performance for the fiscal year ended April 30, 1995.

       Compensation Committee: Robert P. Crozer, Joe E. Beverly,
  O. Larry Comer and Thomas R. Pledger.

  Employment Agreements

       The Company entered into an Employment Agreement (the "Employment Agreement") with R. Doyle White effective May 1, 1982 regarding the employment of Mr. White as President and Chief Executive Officer of the Company. The Employment Agreement provides that Mr. White's salary will be established annually by the Board of Directors and that Mr. White may be paid a bonus annually in accordance with the Company's Incentive Compensation Plan for Certain Salaried Employees, which is described below. Mr. White is entitled under the Employment Agreement to defer receipt of any portion of his salary or bonuses. Additionally, the Employment Agreement obligates the Company to pay Mr. White upon retirement an amount equal to benefits accrued but forfeitable under the Company's Employees' Retirement Plan and benefits that would have been payable if the retirement plan provided for accrual of benefits on deferred compensation. See "Employee Benefit Plans" below. Finally, the Employment Agreement provides for the payment of annual premiums by the Company on a $146,000 term insurance policy on Mr. White's life, the proceeds of which are payable to Mr. White's estate, and for the payment to Mr. White's estate of salary and bonuses for a period of six months following his death. All salary, bonuses and other amounts received as compensation or deferred by Mr. White during the fiscal years ended April 30, 1995, 1994 and 1993 are included in the summary compensation table. Amounts deferred in prior years and reported as cash compensation received by Mr. White in prior years, even if distributed to him in fiscal 1995, 1994 and 1993, are excluded from the summary compensation table because such amounts have been reported in prior years.

       The Company has entered into Compensation and Benefits Agreements ("CBAs") with R. Doyle White, Larry May, Robert H. Pless, Robert D. Tatum and Stan White, who are the executive officers of the Company. Each CBA specifies the employee benefits to which the covered officer is entitled. See "Employee Benefit Plans" below. The respective CBAs permit these officers to participate in the Company's Incentive Compensation Plan, Long-Term Incentive Plan, Medical Reimbursement Plan, Employees' Retirement Plan and Supplemental Retirement Plan for Certain Officers (Plan No. 1 in the case of R. Doyle White and Plan No. 2 in the case of Messrs. May, Pless, Tatum and Stan White). R. Doyle White's CBA provides that if his employment is terminated by the Company at any time or if he voluntarily resigns from employment on or after his 64th birthday, or prior to his 64th birthday with the approval of the Board of Directors, his benefits payable under the Incentive Compensation Plan and the Long-Term Incentive Plan shall be prorated through the date of termination of employment. In addition, if he voluntarily resigns after his 64th birthday, his vesting under the Supplemental Retirement Plan shall be based on his age at his birthday next following the effective date of his resignation. If his employment is terminated for other than "good cause" ( as defined in the CBA) prior to May 1, 1996, he shall be entitled to receive all compensation and benefits otherwise payable as if the termination occurred on May 1, 1996. Additionally, R. Doyle White's CBA provides that upon a "change of control" (as defined in the CBA) prior to May 1, 1996, he shall be paid immediately all amounts due under the Incentive Compensation Plan as if he had terminated his employment on May 1, 1996. Furthermore, any bonus payments due to him shall be paid within 10 days of completion of the annual audit of the plan for the year in which the change of
  control occurs.   If he voluntarily resigns from employment
  prior to his 64th birthday without the approval of the Board of Directors, his benefits payable under the Incentive Compensation Plan and the Long-Term Incentive Plan shall not be prorated through the date of termination and only those payments, if any, which have been earned for previous fiscal years shall be made. The CBAs of Messrs. May, Pless, Tatum and Stan White provide that if the officer voluntarily resigns or is terminated from employment with the Company at any time, he shall be entitled to receive only those payments, if any, due under the Incentive Compensation Plan and the Long-Term Incentive Plan which have been earned for previous fiscal years. Each CBA provides procedures for notices in the event the Company desires to terminate the employment of the officer. R. Doyle White's CBA requires the Company to give him six months' notice of termination of his employment, and the CBAs of each of the other officers require 30 days' notice by the Company for termination of their employment. If any of these officers is disabled for purposes of the applicable Supplemental Retirement Plan, his benefits payable under the Incentive Compensation Plan and the Long-Term Incentive Plan shall be earned through the end of the fiscal year ending after the date of disability. Each of the CBAs provides for up to three weeks of vacation annually.

  Employee Benefit Plans

       Incentive Compensation Plan. The Company maintains an Incentive Compensation Plan for Certain Salaried Employees (the "Incentive Plan") that is designed to provide an incentive for management employees to achieve the Company's financial goals and strategic objectives as well as to provide the Company a system for planning and measuring the performance of participating management employees. Responsibility for administering the Incentive Plan is vested in the President of the Company, subject to the overall authority of the Board of Directors. Participation in the Incentive Plan is limited to management employees who contribute to corporate, group or division profits in a significant way; have major responsibility for control or allocation of corporate assets; provide (by virtue of organizational, functional and position level criteria) the perspective needed to balance short-term profit interests with the long-term health and strategic interests of the Company; are in compensation grades with salary ranges fixed at a minimum of $32,500 per year and which are high enough to permit participants to maintain a reasonable standard of living, even though a meaningful and substantial portion of their total cash package is at risk; and are approved by the appropriate General Manager and by the President of the Company.

       Pursuant to the Incentive Plan, the participating employee's supervisor, with the approval of his supervisor, develops performance standards and objectives for the employee to attain in the coming fiscal year. The supervisor bases the performance standards and objectives on (i) the Company's current and projected financial results, which are measured by a combination of sales, gross profit, profit before tax, earnings per share, operating costs or efficiency ratios, and return on assets, and (ii) functional standards that are tailored to the individual employee's position with the Company (e.g., standards and objectives focusing on department goals). Target incentive awards based on a percentage of the employee's base salary are established periodically by the executive officers of the Company for all positions held by participating employees. The Incentive Plan does not fix a limit on the amount of the target incentive award. Such target establishes the amount of cash incentive the employee may earn if he reaches his performance standards and objectives. The employee may earn up to 200% of the target incentive award depending upon the level of achievement of the performance standards and objectives. The actual amount of cash incentive that the employee receives is determined pursuant to a formula set forth in the Incentive Compensation Plan that considers the importance of each performance standard and objective as well as whether the employee has met or exceeded the performance standards and objectives. Payment of the incentive awards is made annually on the earlier of the July 15 subsequent to the fiscal year end or at such time as the Company's independent accountants give their approval to the Company's financial statements. Approximately 125 employees participated in the Incentive Plan during the fiscal year ended April 30, 1995.

       Long-Term Incentive Plan. The Company established a Long-Term Incentive Plan (the "LTIP") effective as of May 1, 1986 to provide additional incentive for and to reward officers of the Company for the achievement of long-term Company goals. The Board of Directors elects the participants from the four eligible officers of the Company, who are R. Doyle White, Larry May, Robert H. Pless and Stan White, after considering the recommendations of the Compensation Committee of the Board of Directors. All four eligible officers currently participate in the LTIP.

       The LTIP generates stock awards on the basis of Company performance achieved over specified periods of time ("Performance Cycles"). Generally, Performance Cycles consist of four fiscal years, with a new Performance Cycle beginning on May 1 of each year. At the beginning of each Performance Cycle, each participant receives a contingent, nontransferable grant of shares of the Company's Common Stock having a value equal to a predetermined percentage of the participant's base salary. Participants are designated as having either a "corporate" responsibility or a "division" responsibility depending on their scope of responsibility. Awards are earned at the end of the Performance Cycle based upon the achievement during the Performance Cycle of predetermined goals established by the Board of Directors that relate, depending on the participant's designation as having either a "corporate" responsibility or a "division" responsibility, to increases in the Company's earnings per share, return on equity, division earnings and/or return on average invested capital in a division, with the maximum value of any award earned at the end of the Performance Cycle being equal generally to 200% of the value of the shares of Common Stock contingently granted at the beginning of the Performance Cycle. Awards are paid in Common Stock or, at the election of the participants, in a combination of cash (up to 50% of the total dollar value of the award) and Common Stock.

       No Performance Cycles were initiated for the four year periods beginning May 1, 1993, 1994 or 1995.

       Retirement' Plans. The Company maintains the Employees' Retirement Plan (the "Retirement Plan"), the Supplemental Retirement Plan for Certain Officers Plan No. 1 (the "Supplemental Plan No. 1") and the Supplemental Retirement Plan for Certain Officers Plan No. 2 (the "Supplemental Plan No. 2"). The Retirement Plan is a non-contributory qualified defined benefit plan for the benefit of substantially all employees of the Company. The amounts of the Company's contributions to the Retirement Plan are determined on an actuarial basis to provide benefits based (i) on the highest average compensation (excluding bonuses and overtime) earned during any consecutive five-calendar-year period during the last ten years of employment and (ii) the years of service to normal retirement date. Effective May 1, 1989, the Retirement Plan was amended to change the formula for calculation of benefits. This amendment was required by law and was designed to continue approximately the same level of benefits to nonhighly compensated participants while providing a reduction in the level of future benefits provided to highly compensated participants under the Retirement Plan. The following table describes estimated annual pension benefits payable under the Retirement Plan to employees in the specified compensation and period-of-service classifications, assuming (i) normal retirement at age 65 as of January 1, 1995 and (ii) a benefit payment in the form of a life annuity.

  Pension Plan Table

                                    Estimated Annual Retirement Benefits (2)
Average Annual                         for Years of Service Indicated (3)
Compensation(1)     15               20               25               30               35
    $ 50,000     $ 7,552          $10,069          $12,586          $15,103          $17,620
      75,000      12,239           16,319           20,399           24,473           28,558
     100,000      16,927           22,569           28,211           33,853           39,495
     125,000      21,614           28,819           36,024           43,228           50,433
     150,000      26,302           35,069           43,836           52,603           61,370
     175,000      26,302           35,069           43,836           52,603           61,370

    ________________

  (1) This figure includes compensation in the form of base salary but not compensation in the form of bonuses or overtime.

  (2)  Does not include primary Social Security benefits.

  (3) At January 1, 1995, R. Doyle White had 17 credited years of service, Larry May had 30 credited years of service, Stan White had 24 credited years of service, Robert D. Tatum had 12 credited years of service and Robert H. Pless had 17 credited years of service under the Retirement Plan.


       The Supplemental Plan No. 1 was adopted on May 1, 1990 to provide to certain officers retirement benefits that supplement other benefits provided by the Company. The Board of Directors determines the officers eligible to participate in the Supplemental Plan No. 1 as well as the participation date for each eligible officer. Currently, R. Doyle White is the only officer participating in the Supplemental Plan No. 1. Benefits under the Supplemental Plan No. 1 vest according to a schedule based on the participant's age at the date of termination of employment as determined under the terms of the participant's CBA. A participant who retires after attaining age 65 will receive a vested benefit equal to two-thirds of his highest five-year average annual compensation, reduced by his anticipated Social Security benefit and the amount of benefits paid under the Retirement Plan, for a fixed number of years equal to the participant's life expectancy. The Supplemental Plan No. 1 also provides an early retirement benefit that is determined under the same formula but is then reduced by a certain percentage determined under an additional age based vesting schedule if a participant retires voluntarily prior to age 65. Retirement benefits are paid monthly. Disability benefits under the Supplemental Plan No. 1 provide a participant who the Board of Directors determines to be disabled with a benefit equal to 66 2/3 % of his annualized base pay (excluding incentive compensation) reduced by any benefits from a long-term disability plan provided by the Company or Social Security. The beneficiary of a participant who dies while employed by the Company will receive a death benefit for one year equal to the monthly payment of the participant's base pay at the time of death, reduced by the preretirement death benefit. The preretirement death benefit equals the vested retirement benefit of a participant who dies while employed and after attaining age 59 and will be paid to the deceased participant's beneficiary.
  If a participant dies after his retirement benefits have commenced under the Supplemental Plan No. 1, his beneficiary will receive any remaining installment payments. The Supplemental Plan No. 1 was amended on December 10, 1993 to provide that in the event of a "change of control" (as defined therein), the present value of all benefits which would be accrued to Mr. White thereunder as of May 1, 1996 shall become immediately due and payable. No payments have been made pursuant to the Supplemental Plan No. 1, but the Company accrued $89,318 under the Supplemental Plan No. 1 for the account of Mr. White during the fiscal year ended April 30, 1995. Such accrued amount is included in the compensation reported for Mr. White under the heading "All Other Compensation" in the summary compensation table. See Note (3) thereto.

       The Board of Directors also adopted the Supplemental Plan No. 2 on May 1, 1990. The Supplemental Plan No. 2 provides to certain officers designated by the Board, including Larry May, Robert H. Pless, Robert D. Tatum and Stan White, retirement benefits that are supplemental to other benefits received from the Company. Under the Supplemental Plan No. 2, a participant who retires after attaining age 65 will receive a benefit equal to two-thirds of his highest five-year average annual compensation multiplied by years of service with the Company, multiplied by .01875, and then reduced by his anticipated Social Security benefit and the amount of benefits paid under the Retirement Plan. Benefits from the Supplemental Plan No. 2 will be paid monthly for the life of the participant unless the participant elects another form of payment at the time of admission to the Supplemental Plan No. 2. If a participant retires from the Company prior to age 65 without the approval of the Board of Directors, he will receive 90% of the retirement benefit described above. Disability provisions of the Supplemental Plan No. 2 will allow a participant determined to be disabled by the Board of Directors to receive a benefit equal to 66 2/3% of his annualized base pay (excluding incentive compensation) reduced by any benefits from any Company-provided long-term disability plan or Social Security. The Supplemental Plan No. 2 provides that a death benefit equal to a participant's base pay at the time of death will be paid monthly for one year to the beneficiary if a participant dies while employed by the Company. The death benefit will be reduced by any preretirement death benefit. The preretirement death benefit will be paid upon the death of a participant who elected a form of distribution other than the life only option. Under the preretirement death benefit, the participant's beneficiary will receive the benefit determined as if the participant retired the day before his death.

       Amounts accrued under the Supplemental Plan No. 2 for the account of Larry May, Robert H. Pless, Robert D. Tatum and Stan White are included in the compensation reported for them under the heading "All Other Compensation" in the summary compensation table. See Note (3) thereto.

                      STOCK PERFORMANCE GRAPH


       The following graph compares the cumulative total stockholder return on Common Stock of the Company with the cumulative total return of companies on the Standard & Poor's
  500 Stock Index and on a peer group index.

            Comparison of 5-Year Cumulative Total Return
                      on Company Common Stock
                 vs. S&P 500 and Peer Group Indices




                          [Insert graph.]




 Year Ended April 30,                  1990     1991     1992      1993     1994    1995
 Davis Water & Waste Industries, Inc.  $100     $ 82     $ 62      $ 64     $ 73    $101

 Peer Group                            $100     $122     $137      $132     $137    $149

 S & P 500                             $100     $118     $134      $147     $154    $181


       The calculations in the above graph and table assume the investment of $100 on May 1, 1990 in the Company's Common Stock, S&P 500 Index and peer group index and also assume dividend reinvestment. The peer group index is composed of the following companies: Badger Meter, Inc., Eastern Enterprises, Hughes Supply, Inc., Ionics, Inc., Lawson Products, Met-Pro Corp., Nalco Chemical, Osmonics, Inc., U.S. Filter Corp., Watts Industries, Waxman Industries and Willcox

  & Gibbs. The peer group index reflects the cumulative total stockholder return of each company included in the peer group, weighted by the market capitalization of the respective companies.

  COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission thereunder require the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of the Company's Common Stock and subsequent reports of changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Directors, executive officers and persons owning more than 10% of the Company's Common Stock are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for those persons, the Company believes that during the fiscal year ended April 30, 1995, all filing requirements applicable to its directors, executive officers and owners of more than 10% of its Common Stock were complied with in a timely manner.

   PROPOSAL 2 - APPROVAL OF DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 EMPLOYEES STOCK OPTION PLAN

  General

       On December 9, 1994, the Board of Directors of the
  Company adopted the Davis Water & Waste Industries, Inc. 1994
  Employees Stock Option Plan (the "ESOP"), subject to the approval of the ESOP by the stockholders.

       The ESOP is intended to further the growth and development of the Company by allowing certain employees of the Company (or any parent or subsidiary companies) to obtain a proprietary interest in the Company through the purchase of shares of Common Stock of the Company. The Company believes that the ESOP will aid in attracting and retaining such individuals and in stimulating the efforts of such individuals for the success of the Company. If the ESOP is approved by the stockholders, the ESOP will become effective as of its adoption by the Board, and it is anticipated that stock options will be granted to certain employees of the Company pursuant to the ESOP effective as of such time. See "Anticipated ESOP Stock Rights Which Will Be Granted" below.

       The following summary of the principal features and effects of the ESOP does not purport to be complete and is subject to, and qualified in it entirety by reference to, the text of the ESOP, a copy of which may be obtained by any stockholder upon request to Stan White, Secretary-Treasurer of the Company.

  Types of Awards

       Incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") awards may be granted under the ESOP
  (collectively, "ESOP Stock Options").

  Administration

       The ESOP will be administered by a committee consisting of two or more directors initially made up of the members of the Compensation Committee of the Board of Directors (the "ESOP Committee"). The members of the ESOP Committee cannot participate in the ESOP and must be "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Board from time to time may remove members from, or add members to, the ESOP Committee, and vacancies will be filled by the Board.

       The ESOP Committee will have authority (i) to determine the individuals to whom ESOP Stock Options will be granted from among those individuals who are eligible, (ii) to determine whether an option will constitute an ISO intended to qualify under Section 422 of the Code or an NQSO not intended to qualify under Section 422, (iii) to determine the terms and provisions of the Option Agreements by which options shall be evidenced, (iv) to interpret the provisions of, and prescribe, amend and rescind any rules and regulations relating to, the ESOP and (v) to make all determinations necessary or advisable for the administration of the ESOP.

  Eligibility for and Grants of ESOP Stock Options

       Under the terms of the ESOP, all employees of the Company (and any parent or subsidiary corporations), including such employees who are also members of the Board (or of the board of directors of a parent or subsidiary corporation), are eligible for consideration for the granting of ESOP Stock Options by the ESOP Committee. As of July 21, 1995, there were approximately 670 employees of the Company, and it is anticipated that five employees would receive a grant of ESOP Stock Options initially. See "Anticipated ESOP Stock Options Which Will Be Granted" below.

  Shares Available

       The stock underlying the ESOP Stock Options is the Common Stock of the Company. Up to 250,000 shares of Common Stock, in the aggregate, may be purchased upon the exercise of ESOP Stock Options. Shares of Common Stock allocable to the unexercised portion of expired or terminated ESOP Stock Options returned to the Company by forfeiture may again become subject to ESOP Stock Options.

  Terms of Options

       Option Price. The purchase price of the Common Stock underlying each ESOP Stock Option will be the fair market value of the Company's Common Stock on the date the ESOP Stock Option is granted, unless otherwise determined by the ESOP Committee. However, the option price for ISOs may not be less than 100% (110% for shares subject to an optionee who owns more than 10% of the total combined voting power of all classes of stock of either the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the ISO is granted.

       Vesting. Commencing on the first anniversary of the date an ESOP Stock Option is granted, the optionee will have the right to exercise 20% of the shares subject to such option.
  On each succeeding anniversary date, the optionee will have the right to exercise an additional 20% of the shares subject to the option, and the option will be fully exercisable as to all of the shares subject to the ESOP Stock Option on the fifth anniversary of the grant date. If an optionee ceases to be an employee of the Company, his rights with regard to all non-vested options shall cease immediately except upon a "change of control" of the Company (as defined below), whereupon all options previously granted to an optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the options.

       Term and Exercise of Options. Each ESOP Stock Option may be exercised on such dates, during such periods and for such number of shares as determined by the ESOP Committee and as specified in each option agreement. The term of any ESOP Stock Option will be determined by the ESOP Committee, but the term may not exceed 10 years from the date of grant (or five years in the case of ISOs granted to optionees who own more than 10% of the total combined voting power of all classes of outstanding stock of the Company or one of its subsidiaries). No ESOP Stock Option may be granted after ten years from the earlier of the date the ESOP is approved by the stockholders or is adopted by the Board. An ESOP Stock Option may be exercised for less than the full number of shares of Common Stock subject to such option, provided that no option may be exercised for less than (i) 100 shares or (ii) the total remaining shares subject to the option, if less than 100 shares. Upon exercise of an ESOP Stock Option, an option holder must pay for the Common Stock subject to the exercise. Payment may be made in cash, in Common Stock (including the retention by the Company of optioned shares of Common Stock with a fair market value equal to the exercise price), in property or by performance of services (if acceptable to the ESOP Committee and allowed under applicable law), or by a combination of the foregoing.

       Transfers. The ESOP does not permit an optionee to sell, assign or otherwise transfer options except by bequest or inheritance at the death of the optionee, and any purported transfer is null and void; provided, however, that this restriction applies to NQSOs only to the extent required for grants of options under the ESOP to be exempt from the provisions of Section 16 of the 1934 Act. ESOP Stock Options are exercisable during the optionee's life only by the optionee unless the optionee is incapacitated and unable to exercise options. To the extent that an option has not been distributed to the person acquiring the option after the death of the optionee by bequest or inheritance, the option may be exercised by the executor or administrator of the optionee's estate.

       Termination of Employment. Vested ESOP Stock Options must be exercised within the earlier of (i) twelve months (three months in the case of an ISO) after an employee optionee ceases to be in the employ of the Company or any parent or subsidiary for any reason other than death or disability; (ii) the expiration date of the option; (iii) immediately upon termination of employment with the Company or a parent of subsidiary for cause; (iv) one year after termination of employment with the Company or a parent or subsidiary because of disability unless the optionee dies within this one year period; or (v) one year after the death of an optionee who dies (a) while in the employ of the Company or a parent or subsidiary, (b) within twelve months (three months in the case of an ISO) after termination of employment with the Company or a parent or subsidiary (for a reason other than cause); or (c) within one year after employment with the Company or a parent or subsidiary terminated due to disability. However, the ESOP Committee may provide different exercise expiration periods with respect to NQSOs granted under the ESOP.

  Amendment and Termination

       The Board may amend or terminate the ESOP at any time, provided that (i) no amendment may be effected without the approval of the option holders if such amendment would affect in any way the rights of such option holders under the ESOP, and (ii) no amendment may be effected without the approval of the stockholders of the Company if (a) the amendment would cause the applicable portions of the ESOP to fail to qualify as an "incentive stock option plan" pursuant to Section 422 of the Code, (b) the amendment would materially increase the benefits accruing to participants under the ESOP, (c) the amendment would materially increase the number of shares which may be issued under the ESOP, or (d) the amendment would materially modify the requirements as to eligibility for participation in the ESOP.

       The ESOP will terminate on the later of (i) the complete exercise or lapse of the last outstanding ESOP Stock Option granted under the ESOP, or (ii) the last date upon which options may be granted under the ESOP (which may not be later than ten years after the date on which the ESOP is adopted), subject to its earlier termination by the Board at any time.

  Change of Control

       For purposes of the ESOP, the term "change of control" is defined to mean any one of the following events:

       (a) Acquisition By Person of Substantial Percentage. The future acquisition by a person (including "affiliates" and "associates" of such person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the person the beneficial owner of 20% or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board of Directors of the Company.

       (b) Transactions Involving Substantial Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any "subsidiary" of the Company to a person described in subsection (a) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board of Directors of the Company; or

       (c) Substantial Change of Board Members. During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

  Adjustments

       In the event of changes in the number of outstanding shares of Common Stock by reason of stock dividends, splits or recapitalizations, an appropriate and equitable adjustment will be made by the ESOP Committee to the number and kind of shares remaining available for issuance pursuant to ESOP Stock Options. Additionally, in the event that the Company is involved in a reorganization involving a merger, consolidation, transfer of Common Stock or transfer of the assets of the Company, the ESOP Committee may, in its discretion, declare that (i) outstanding options are nonforfeitable and exercisable; (ii) outstanding options apply to the securities of the resulting corporation; and/or (iii) outstanding options are nonforfeitable and are to be terminated after giving at least 30 days notice to the option holders. If the Company is dissolved, all of the rights of all optionees will become immediately nonforfeitable and exercisable through the date of dissolution.

  Federal Income Tax Consequences

       The Company intends that part of the ESOP qualify as an incentive stock option plan and that any option granted in accordance with such portion of the ESOP qualify as an ISO, all within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The tax effects of any other ESOP Stock Option should be determined under Section 83 of the Code. The following is a brief description of the consequences under the Code of the receipt or exercise of ESOP Stock Options.

       ISOs. An option holder has no tax consequences upon issuance or, generally, upon exercise of an ISO. An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Company Stock pursuant to the exercise of the ISO.

       If an option holder disposes of the Common Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price.

       For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares. If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described in the immediately preceding paragraph. If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of an NQSO or on the open market, he generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option's exercise) is considered exchanged under Section 1036 of the Code and the rulings thereunder; these new shares receive the same holding period and the same basis that the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder's holding period with respect to such shares commences upon exercise.

       An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of the shares of Common Stock subject to ISOs which first become exercisable by an option holder in any one calendar year exceeds $100,000.
  If this occurs, the excess shares will be treated as though they are subject to an NQSO instead of an ISO. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.

       Finally, except to the extent that an option holder has recognized income with respect to the exercise of an ISO (as described in the preceding paragraphs), the amount by which the fair market value of a share of Common Stock at the time of exercise of the ISO exceeds the option price will be included in determining an option holder's alternative minimum taxable income and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

       There will be no tax consequences to the Company upon the issuance or, generally, upon the exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, the Company will have a deduction in the same amount.

       NQSOs. Neither the Company nor the option holder has income tax consequences from the issuance of NQSOs. Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. The Company will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends.

       If an option holder exercises an NQSO by paying the option price with previously acquired Common Stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Section 1036 of the Code and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

       The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares, and the option holder's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period will commence upon the exercise of the option.

       Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any taxable year of the Company beginning on or after January 1, 1994 to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally the chief executive officer of the Company and the four highest compensated officers of the Company whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options. This deduction limitation does not apply to compensation that is (1) commission based compensation, (2) performance based compensation, (3) compensation which would not be includable in an employee's gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993 and not materially modified thereafter.

       Proposed regulations indicate that compensation attributable to a stock option will generally satisfy the limitation exception for the performance based compensation if the grant or award is made by a "compensation committee" (a committee composed of "outside" directors), the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee, and, under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant. ESOP Stock Options may possibly satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options.

       ERISA. The ESOP is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The ESOP is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the Code.

  Effective Date of ESOP

       The ESOP will become effective as of the date it is approved by the stockholders of the Company at the Annual
  Meeting.

  Anticipated ESOP Stock Options Which Will Be Granted

       The table set forth below shows the grants of ESOP Stock
  Options that are expected to be made by the ESOP Committee as of the date the ESOP is approved by the stockholders:

                                                               Anticipated ESOP Stock
 Name of Individual                   Position                 Options Which Will be Granted
   R. Doyle White               Chairman of the Board,                   54,194
                                President and Chief
                                Executive Officer

   Larry May                    Executive Vice President                 35,871
                                and Chief Operating Officer

   Stan White                   Secretary-Treasurer                      26,839

   Robert D. Tatum              Vice President                           19,202

   Robert H. Pless              Vice President                           26,554

   All current executive            _____                               162,660
   officers as a group
   (5 persons)

   All current directors
   who are not executive            _____                                   -0-
   officers as a group
   (7 persons)

   All non-executive officer        _____                                   -0-
   employees as a group
   (approximately 665 persons)

  Other than the above listing, it is not currently anticipated that any other individuals would be granted ESOP Stock Options by the ESOP Committee.

  The Board of Directors unanimously recommends that the stockholders vote "FOR" the proposal to authorize and approve the Davis Water & Waste Industries, Inc. Employees Stock
  Option Plan.

         PROPOSAL 3 - DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 DIRECTORS STOCK OPTION PLAN

  General

       On December 9, 1994, the Board of Directors of the
  Company adopted the Davis Water & Waste Industries, Inc. 1994
  Directors Stock Option Plan (the "DSOP"), subject to the approval of the DSOP by the stockholders.

       The DSOP is intended to further the growth and development of the Company by encouraging directors of the Company who are not otherwise compensated employees of the Company (or any parent or subsidiary of the Company) to obtain a proprietary interest in the Company through the purchase of shares of Common Stock of the Company. The Company believes that the DSOP will aid in attracting and retaining such individuals and in stimulating the efforts of such individuals for the success of the Company. If the DSOP is approved by the stockholders, the DSOP will become effective as of its adoption by the Board, and stock options will be granted to eligible directors of the Company pursuant to the DSOP effective as of such time. See "Anticipated DSOP Stock Options Which Will Be Granted" below.

       The following summary of the principal features and effects of the DSOP does not purport to be complete and is subject to, and qualified in its entirety by reference to, the text of the DSOP, a copy of which may be obtained by any stockholder upon request to Stan White, Secretary-Treasurer of the Company.

  Types of Awards

       Only nonqualified stock options ("NQSOs") may be granted under the DSOP ("DSOP Stock Options").

  Administration

       The DSOP will be administered by a committee consisting of two or more directors appointed by the Board of Directors of the Company from among its members and shall initially be made up of the members of the Compensation Committee of the Board of Directors (the "DSOP Committee"). The Board from time to time may remove members from, or add members to, the DSOP Committee, and vacancies will be filled by the Board.

       The DSOP Committee will have authority (to the extent that such authority does not disqualify the DSOP from being a "formula plan" within the meaning of Rule 16b-3 of the 1934
  Act) (i) to determine the terms and provisions of the Option Agreements by which options shall be evidenced, (ii) to interpret the provisions of, and prescribe, amend and rescind any rules and regulations relating to, the DSOP, and (iii) to make all determinations necessary or advisable for the administration of the DSOP.

  Eligibility for and Grants of DSOP Stock Options

       Under the terms of the DSOP, directors of the Company who are not otherwise compensated employees and who are not and never have been officers of the Company or any parent or subsidiary shall be eligible to receive DSOP Stock Options.
  As of the effective date of the DSOP, each eligible director as of such date shall be granted a one-time option to purchase 8,000 shares of Common Stock. After the effective date of the DSOP, as of the date that another individual initially becomes a director, if such individual is not employed by the Company or any parent or subsidiary corporation of the Company as of such date, such individual shall be granted a one-time option to purchase 8,000 shares of Common Stock if such person has not previously served as a director of the Company. If the DSOP is approved by the stockholders at the Annual Meeting, four directors of the Company would receive one time grants of DSOP Stock Options for the purchase of an aggregate of 32,000 shares of Common Stock. See "Anticipated DSOP Stock Options Which Will Be Granted" below.

  Shares Available

       The stock underlying the DSOP Stock Options is the Common Stock of the Company. Up to 75,000 shares of Common Stock, in the aggregate, may be purchased upon the exercise of DSOP Stock Options. Shares of Common Stock allocable to the unexercised portion of expired or terminated DSOP Stock Options returned to the Company by forfeiture may again become subject to DSOP Stock Options.
  Terms of Options

       Option Price. The purchase price of the Common Stock underlying each DSOP Stock Option will be the fair market value of the Common Stock on the date the option is granted.

       Vesting. Commencing on the first anniversary of the date a DSOP Stock Option is granted, the optionee will have the right to exercise 20% of the shares subject to such option.
  On each succeeding anniversary date, the optionee will have the right to exercise an additional 20% of the shares subject to the option, and the option will be fully exercisable as to all of the shares subject to the DSOP Stock Option on the fifth anniversary of the grant date. If an optionee ceases to be a Director of the Company, his rights with regard to all non-vested options shall cease immediately except upon a "change of control" of the Company (as defined below), whereupon all options previously granted to an optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the options.

       Term and Exercise of Options. Each DSOP Stock Option may be exercised on such dates, during such periods and for such number of shares as determined by the DSOP Committee and as specified in each option agreement. The term of any DSOP Stock Option will be determined by the DSOP Committee, but the term may not exceed ten years from the date of grant. No DSOP Stock Option may be granted after five years from the earlier of the date the DSOP is approved by the stockholders or is adopted by the Board. A DSOP Stock Option may be exercised for less than the full number of shares of Common Stock subject to such option, provided that no option may be exercised for less than (i) 100 shares or (ii) the total remaining shares subject to the option, if less than 100 shares. Upon exercise of a DSOP Stock Option, an option holder must pay for the Common Stock subject to the exercise. Payment may be made in cash, in Common Stock (including the retention by the Company of optioned shares of Common Stock with a fair market value equal to the exercise price), in property or by performance of services (if acceptable to the DSOP Committee and allowed under applicable law), or by a combination of the foregoing.

       Transfers. The DSOP does not permit an optionee to sell, assign or otherwise transfer options except by bequest or inheritance at the death of the optionee, and any purported transfer is null and void; provided, however, that this restriction applies only to the extent required for grants of options under the DSOP to be exempt from the provisions of
  Section 16 of the 1934 Act. DSOP Stock Options are exercisable during the optionee's life only by the optionee unless optionee is incapacitated and unable to exercise options. To the extent that an option has not been distributed to the person acquiring the option after the death of the optionee by bequest or inheritance, the option may be exercised by the executor or administrator of the optionee's estate.

       Termination of Service as Director. Vested DSOP Stock Options generally must be exercised within the earlier of (i) 12 months after the optionee ceases to be in the service of the Company or any parent or subsidiary as a director for any reason other than death or disability; (ii) the expiration date of the option; (iii) immediately upon the removal of the optionee as a director of the Company or a parent or subsidiary for cause; (iv) one year after termination of service with the Company or a parent or subsidiary as a director because of disability unless the optionee dies within this one year period; or (v) one year after the death of an optionee who dies (a) while in the service of the Company or a parent or subsidiary as a director, (b) within 12 months after termination of service with the Company or any parent or subsidiary as a director (for a reason other than cause); or
  (c) within one year after service as a director with the Company or any parent or subsidiary terminated due to disability. However, the DSOP Committee may provide different exercise expiration periods with respect to options granted under the DSOP.

  Amendment and Termination

       The Board may amend or terminate the DSOP at any time, provided that (i) no amendment may be effected without the approval of the option holders if such amendment would affect, in any way, the rights of such option holders under the DSOP, and (ii) no amendment may be effected without the approval of the stockholders of the Company if (1) the amendment would materially increase the benefits accruing to participants under the DSOP, (2) the amendment would materially increase the number of shares which may be issued under the DSOP, or
  (3) the amendment would materially modify the requirements as to eligibility for participation in the DSOP. Additionally, no amendment may be made to the DSOP more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder.

       The DSOP will terminate on the later of (a) the complete exercise or lapse of the last outstanding DSOP Stock Option granted under the DSOP, or (b) the last date upon which options may be granted under the DSOP (which may not be later than five years after the date on which the DSOP is adopted), subject to its earlier termination by the Board at any time.

  Change of Control

       For purposes of the DSOP, the term "change of control" is defined to mean any one of the following events:

       (a) Acquisition By Person of Substantial Percentage. The future acquisition by a person (including "affiliates" and "associates" of such person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the person the beneficial owner of 20% or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board of Directors of the Company;

       (b) Transactions Involving Substantial Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any "subsidiary" of the Company to a person described in subsection (a) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board of Directors of the Company; or

       (c) Transactions Requiring Regulatory Approval. During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

  Adjustments

       In the event of changes in the number of outstanding shares of Common Stock by reason of stock dividends, splits or recapitalizations, an appropriate and equitable adjustment will be made by the DSOP Committee to the number and kind of shares remaining available for issuance pursuant to DSOP Stock Options. Additionally, in the event that the Company is involved in a reorganization involving a merger, consolidation, transfer of Common Stock or transfer of the assets of the Company, the DSOP Committee, may, in its discretion, declare that (i) outstanding options are nonforfeitable and exercisable; (ii) outstanding options apply to the securities of the resulting corporation; and/or (iii) outstanding options are nonforfeitable and are to be terminated after giving at least 30 days notice to the option holders. If the Company is dissolved, all of the rights of all optionees will become immediately nonforfeitable and exercisable through the date of dissolution.

  Federal Income Tax Consequences

       The Company intends that the tax effects of any stock option granted under the DSOP should be determined under
  Section 83 of the Code. The following is a brief description of the consequences under the Code of the receipt or exercise of DSOP Stock Options.

       Because DSOP Stock Options are NQSOs, neither the Company nor the option holder has income tax consequences from the issuance of DSOP Stock Options. Generally, in the tax year when an option holder exercises DSOP Stock Options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price of such shares. The Company will have a deduction in the same amount as the ordinary income recognized by the option holder in the Company's tax year in which or with which the option holder's tax year (of exercise) ends.

       If an option holder exercises a DSOP Stock Option by paying the option price with previously acquired Common Stock, the option holder will recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the DSOP Stock Option exercised) is considered to have been exchanged in accordance with Section 1036 of the Code and the rulings thereunder, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.

       The new shares equal to the number of the older shares tendered will receive the same basis the option holder had in the older shares, and the option holder's holding period with respect to the tendered older shares will apply to those new shares. The excess new shares received will have a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period will commence upon the exercise of the option.

       Golden Parachute Payments. Under Section 280G of the Code, no federal income tax deduction is allowed to a corporation for "excess parachute payments" made to "disqualified individuals," and receipt of such payments subject the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, "disqualified individuals" are generally officers, stockholders or highly compensated individuals performing services for a corporation, and the term "excess parachute payments" includes payments in the nature of compensation which are contingent on a change in the ownership or effective control of a corporation, to the extent that such payments (in present value) exceed three times the payee's average annual taxable compensation from the corporation for the previous five years. Certain payments with respect to nonpublicly traded corporations, payments for reasonable compensation for services rendered after a change of control and payments from qualified plans are generally not included in determining "excess parachute payments."

       ERISA. The DSOP is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The DSOP is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the Code.

  Effective Date of DSOP

       The DSOP will become effective as of the date it is approved by the stockholders of the Company at the Annual
  Meeting.

  Anticipated DSOP Stock Options Which Will Be Granted

       The table set forth below shows the grants of DSOP Stock
  Options that will be made as of the date the DSOP is approved by the stockholders:

                                                               Anticipated ESOP Stock
Name of Individual                     Position                Options Which Will be Granted
   R. Doyle White          Chairman of the Board,                          -0-
                           President and Chief
                           Executive Officer

   Larry May               Executive Vice President                        -0-
                           and Chief Operating Officer

   Stan White              Secretary-Treasurer                             -0-

   Robert D. Tatum         Vice President                                  -0-

   Robert H. Pless         Vice President                                  -0-

   All current executive     ___________                                   -0-
   officers as a group (5
   persons)

   All current directors     ___________                                32,000
   who are not executive
   officers as a group
   (7 persons)

   All non-executive officer ___________                                   -0-
   employees as a group
   (approximately 665
   persons)

  Persons elected  as non-employee directors  in the future  will
  receive  DSOP  Stock  Options  in   accordance  with  the  DSOP
  automatic grant  provisions discussed above.   See "Eligibility
  and Grants of DSOP Stock Options" above.

  The  Board  of   Directors  unanimously  recommends   that  the
  stockholders vote "FOR" the proposal to authorize and approve the Davis Water & Waste Industries, Inc. Directors Stock
  Option Plan.

      PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

       The Board of Directors of the Company, upon the recommendation of the Audit Committee, has appointed the firm of Price Waterhouse LLP to serve as independent accountants of the Company for the fiscal year ending April 30, 1996 and has directed that such appointment be submitted to the stockholders of the Company for ratification at the Annual
  Meeting. Price Waterhouse LLP has served as independent accountants of the Company since 1970 and is considered by management of the Company to be well qualified. If the stockholders do not ratify the appointment of Price
  Waterhouse LLP, the Board of Directors will reconsider the appointment.

       Representatives of Price Waterhouse LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from stockholders.

  The Board of Directors unanimously recommends that the stockholders vote "FOR" the proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company.

          STOCKHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING

       Proposals of stockholders, including nominations for the Board of Directors, intended to be presented at the 1996 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its executive offices in Thomasville, Georgia on or before April 10, 1996 to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. Any stockholder proposal must be in writing and must set forth (i) a description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (ii) the name and address, as they appear on the Company's books, of the stockholder submitting the proposal, (iii) the class and number of shares that are beneficially owned by such stockholder, (iv) the dates on which the stockholder acquired the shares, (v) documentary support for any claim of beneficial ownership, (vi) any material interest of the stockholder in the proposal, (vii) a statement in support of the proposal and (viii) any other information required by the rules and regulations of the Securities and Exchange Commission.

       OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

       The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

       By Order of the Board of Directors.



       STAN WHITE
       Secretary-Treasurer

  Thomasville, Georgia
  August 8, 1995

                        ____________________

       The Company's 1995 Annual Report, which includes audited financial statements, has been mailed to stockholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies.

                DAVIS WATER & WASTE INDUSTRIES, INC.

                  1994 EMPLOYEES STOCK OPTION PLAN

                DAVIS WATER & WASTE INDUSTRIES, INC.

                  1994 EMPLOYEES STOCK OPTION PLAN


                             ARTICLE 1
                              Purpose

    1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging employees to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue in the employ of the Company and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting to its service persons of outstanding quality.

    1.2 Intended Tax Effects of Options. It is intended that part of the Plan qualify as an ISO plan and that any option granted in accordance with such portion of the Plan qualify as an ISO, all within the meaning of Code 422. The tax effects of any NQSO granted hereunder should be determined under Code 83.


                             ARTICLE 2
                            Definitions

    The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

    2.1 1933 Act shall mean the Securities Act of 1933, as amended.

    2.2   1934 Act shall mean the Securities Exchange Act of
  1934, as amended.

    2.3 Beneficiary shall mean, with respect to an Optionee, the Person or Persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

    2.4   Board shall mean the Board of Directors of the Company.

    2.5 Cause shall mean an act or acts by an individual involving a felony conviction or the failure to contest prosecution for a felony, willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, any of which acts causing the Company or any subsidiary liability or loss, as determined by the Committee in its sole discretion.

    2.6 Change of Control shall mean the occurrence of any one of the following events:

       (a)  Acquisition By Person of Substantial Percentage.
    The future acquisition by a Person (including "affiliates" and "associates" of such Person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the Person the beneficial owner of 20% or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board of Directors of the Company;

       (b) Transactions Involving Substantial Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any "subsidiary" of the Company to a Person described in subsection (a) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board of Directors of the Company; or

       (c) Substantial Change of Board Members. During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

  For purposes of this Section 2.6, the terms "affiliate," "associate," "parent" and "subsidiary" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

    2.7 Code shall mean the Internal Revenue Code of 1986, as amended.

    2.8 Committee shall mean the committee appointed by the Board to administer and interpret the Plan in accordance with
  Article 3 below. Initially, the Committee shall consist of the members of the Company's Compensation Committee.

    2.9   Common Stock shall mean the common stock, par value
  $0.01 per share, of the Company.

    2.10  Company shall mean Davis Water & Waste Industries,
  Inc., and shall also mean any parent or subsidiary corporation of Davis Water & Waste Industries, Inc. unless the context clearly indicates otherwise.

    2.11 Director shall mean an individual who is serving as a member of the Board (i.e., a director of the Company).

    2.12 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

    2.13 Effective Date shall mean the date on which this Plan is adopted by the Board, subject to shareholder approval. See
  Article 9 herein.

    2.14 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

       (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

       (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

       (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

  The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

    2.15 ISO shall mean an incentive stock option within the meaning of Code 422(b).

    2.16 NQSO shall mean an option to which Code 421 (relating generally to certain ISO and other options) does not apply.

    2.17 Option shall mean ISO's or NQSO's, as applicable, granted to individuals pursuant to the terms and provisions of this Plan.

    2.18 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

    2.19 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

    2.20 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

    2.21 Person shall mean any individual, organization, corporation, partnership or other entity.

    2.22  Plan shall mean this Davis Water & Waste Industries,
  Inc. 1994 Employees Stock Option Plan.

                             ARTICLE 3
                           Administration

    3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

    3.2 Appointment. Initially, the members of the Compensation Committee of the Company shall constitute the Committee hereunder. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors. During the period any director is serving on the Committee and during the 1-year period immediately preceding the commencement of such service, he shall not be or have been granted or awarded any Option or other equity securities of the Company under the Plan (or any other discretionary stock plan of the Company or any Company affiliate as defined by Rule 144(a)(1) of the 1933 Act). Notwithstanding the preceding sentence, a member of the Committee may participate during such period in (A) a formula plan, (B) an ongoing securities acquisition program with broad-based employee participation, and/or (C) a program to elect to receive all or part of his annual retainer in equity securities of the Company, all as defined and limited by Rule 16b-3 promulgated under Section 16 of the 1934 Act. The requirements of this subsection are intended to comply with the "disinterested administration rule" of Rule 16b-3 under
  Section 16 of the 1934 Act or any successor rule or regulation, and shall be interpreted and construed in a manner which assures compliance with said Rule. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner.

    3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

    3.4 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.


                             ARTICLE 4
                               Stock

    The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted persons participating in the Plan shall not exceed in the aggregate 250,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option returned to the Company by forfeiture again may become subject to Options under the Plan.


                             ARTICLE 5
            Eligibility to Receive and Grant of Options

    5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be employees of the Company or of any parent or subsidiary corporation of the Company, including such employees who are also members of the Board or of the board of directors of any parent or subsidiary corporation of the Company; provided, no non-employee director shall be eligible to receive any Options pursuant to this Plan, and provided further, that only employees of the Company and its "parent" or "subsidiary" corporations within the meaning of subsections (e) and (f) of Code 424 shall be eligible to receive ISO's.

    5.2 Grants of Options. Subject to the provisions of the Plan, the Committee shall have the authority and sole discretion to determine and designate, from time to time, those individuals (from among the individuals eligible for a grant of Options under the Plan pursuant to Section 5.1 above) to whom Options will actually be granted, the Option Price of the shares covered by any Options granted, the manner in and conditions under which Options are exercisable (including, without limitation, any limitations or restrictions thereon), and the time or times at which Options shall be granted. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees to whom Options may be granted, their present and potential contributions to the Company's success and such other factors as the Committee, in its sole discretion, shall deem relevant. In its authorization of the granting of an Option hereunder, the Committee shall specify the name of the Optionee, the number of shares of stock subject to such Option and whether such Option is an ISO or a NQSO. The Committee may grant, at any time, new Options to an Optionee who previously has received Options, whether such Options include prior Options that still are outstanding, previously have been exercised in whole or in part, have expired or are canceled in connection with the issuance of new Options. No individual shall have any claim or right to be granted Options under the Plan.

    5.3 Limitation on Exercisability of ISO's. Notwithstanding anything herein to the contrary, the aggregate Fair Market Value of ISO's which are granted to any employee under the Plan or any other stock option plan adopted by the Company that are first exercisable in any one calendar year shall not exceed $100,000. The Committee shall interpret and administer the limitations set forth in this Section in accordance with Code 422(d).


                             ARTICLE 6
                  Terms and Conditions of Options

    Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

    6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

    6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

    6.3   Vesting.

       (a) Each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow; provided, if an Optionee ceases to be an employee of the Company, his rights with regard to all non-vested Options shall cease immediately except as provided in subsection (b) below.

          (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option.
       Prior to said date, the Option shall be unexercisable in its entirety.

          (ii) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iii) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iv) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

       (b) Notwithstanding the above, all Options previously granted to an Optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon a Change of Control.

  See also Section 6.13 herein.

    6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted, unless otherwise determined by the Committee; provided, in no event shall the Option Price of any ISO be less than 100% (110% in the case of ISO's of Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company (within the meaning of subsections (e) and (f) of Code
  424)) of the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Committee granted the Option as specified in the Option Agreement shall be considered the date on which such Option is granted.

    6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years (five years in the case of ISO's granted to Optionees who own more than ten percent of the voting power of all classes of stock of either the Company or any parent or subsidiary) from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of
  (a) the date the Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.
    6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

    6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

    6.8   Medium and Time of Payment.

       (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his successors as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; or (D) by a combination of (A), (B) and (C).

       (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

       (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contribution Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

    6.9 Effect of Termination of Employment, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been an employee of the Company from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section with respect to any NQSO's granted hereunder and, instead, may provide a different expiration date or dates in a NQSO Option Agreement.

       (a) Termination of Employment. In the event an Optionee ceases to be an employee of the Company for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) twelve months (three months in the case of an ISO Option) after termination of employment or (iii) the date on which the Company gives notice to such Optionee of termination of employment if employment is terminated by the Company for Cause (an Optionee's resignation in anticipation of termination of employment by the Company for Cause shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or later, subject to the provisions of Section 6.5 above. Notwithstanding the foregoing, in the event that an Optionee's employment terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the twelve-month (three months in the case of an ISO Option) period immediately following the date of such termination; provided, this extension shall apply to ISO's only to the extent it does not cause the term of such ISO's to exceed the maximum term permitted under Code 422 or does not cause such ISO's to lose their status as ISO's. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of employment. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of employment for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

       (b) Disability. Upon the termination of an Optionee's employment due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be an employee of the Company due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or later, subject to the provisions of Section 6.5 above. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's employment ceases due to Disability.

       (c)  Death.  In the event of the death of the Optionee
    (i) while he is an employee of the Company, (ii) within twelve months (three months in the case of an ISO Option) after the date on which such Optionee's employment terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within one year after the date on which such Optionee's employment terminated due to his Disability as provided in subsection (b), any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by his Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or sooner, subject to the provisions of Section 6.5 above. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

    6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall be applicable to NQSO's only to the extent required for grants of securities under this Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under Section 16 of the 1934 Act). During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

    6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

    6.12  No Obligation to Exercise Option.  The granting of an
  Option shall impose no obligation upon the Optionee to exercise such Option.

    6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

    6.14 Holding Period. Shares underlying any Option granted hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if, with regard to any vested (i.e., exercisable) Option that is exercised within six months of the date of grant, the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.

    6.15 Designation of Option as ISO or NQSO. Subject to the provisions of this Article, each Option granted under the Plan shall be designated either as an ISO or a NQSO. An Option Agreement evidencing both an ISO and a NQSO shall identify clearly the status and terms of each Option.

    6.16 ISO's Converted to NQSO's. In the event any part or all of an Option granted under the Plan which is intended to be an ISO at any time fails to satisfy all of the requirements of an ISO, then such ISO shall be split into an ISO and NQSO so that the portion of the Option, if any, that still qualifies as an ISO shall remain an ISO and the portion that does not qualify as an ISO shall become a NQSO. Such split of an Option into an ISO portion and a NQSO portion shall be evidenced by one or more Option Agreements, as long as each Option is identified clearly as to its status as an ISO or NQSO.


                             ARTICLE 7
             Adjustments Upon Changes in Capitalization

    7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

       (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

       (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding

    Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

       (c) Any adjustment to or assumption of ISO's under this Section shall be made in accordance with Code 424(a) and the regulations promulgated thereunder so as to preserve the status of such Options as ISO's under Code 422.

       (d) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

    7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

       (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

       (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

       (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

    7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

    7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article.
  The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                             ARTICLE 8
         Agreement by Optionee and Securities Registration

    8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Stock Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

  The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state] [and] [are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation]. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

  If the Common Stock is (A) held by an Optionee who is not an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or who ceases to be an "affiliate," or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

    8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.


                             ARTICLE 9
                           Effective Date

    The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board, but in no event earlier than 12 months prior to the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of all of the outstanding voting stock; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.


                             ARTICLE 10
                     Amendment and Termination

    10.1  Amendment and Termination By the Board.  Subject to
  Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

    10.2  Restrictions on Amendment and Termination.
  Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

       (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees;

       (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code 422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan. Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of all of the outstanding voting stock; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.


                             ARTICLE 11
                      Miscellaneous Provisions

    11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

    11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

    11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

    11.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

    11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

    11.6 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

    11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, the Plan shall control.

    11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

    11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

    11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

    11.11   No Rights to Employment.  Nothing contained in the
  Plan, or any modification thereof, shall be construed to give any individual any rights to employment with the Company or any parent or subsidiary corporation of the Company.

    11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.


         ADOPTED BY BOARD OF DIRECTORS ON DECEMBER 9, 1994

       APPROVED BY SHAREHOLDERS AS OF ____________ ___, 1995

                              INCENTIVE STOCK OPTION NO. ________



                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 EMPLOYEES STOCK OPTION PLAN

                  INCENTIVE STOCK OPTION AGREEMENT


    This Incentive Stock Option Agreement (the "Agreement") is
  entered into as of the ____ day of ________________,
  _______, by and between Davis Water & Waste Industries, Inc.
  (the "Company") and
  _________________________________________________________
  ("Optionee").


                        W I T N E S S E T H:

    WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the Davis Water & Waste Industries, Inc. 1994 Employees Stock Option Plan (the "Plan") which is administered by a committee appointed by the Company's Board of Directors (the "Committee"); and

    WHEREAS, effective as of ________________,   ________, the
  Committee granted to Optionee an incentive stock option under, and in accordance with, the terms of the Plan to reward
  Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

    WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

    NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

    1. Grant of Option. Effective as of _________________, ________, the Committee granted Optionee an incentive stock option. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase ________ shares of the $0.01 par value common stock of the Company (the "Common Stock"); such _________ shares hereinafter are referred to as the "Optioned Shares," and this option hereinafter is referred to as the "Option". The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    2.    Option Price.  The price per share for each of the
  Optioned Shares shall be $________________   (the "Option
  Price"), which is not less than 100% (110% if the Optionee owns more than 10% of the voting power of all classes of stock of either the Company or any "parent" or "subsidiary" corporation of the Company) of the per share Fair Market Value of the Optioned Shares on the date of grant specified above.

    3.    Exercise of Option.

       (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

       (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be an employee of the Company, his rights with regard to all non-vested Options shall cease immediately:

          (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

          (ii) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iii) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iv) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

  Notwithstanding the foregoing, the Option shall become 100% vested immediately upon a Change in Control, and may become
  100% vested immediately in the sole discretion of the Committee.

       (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

    4. Termination of Option. Notwithstanding any provisions to the contrary herein, the Option shall not be exercisable either in whole or in part after the earliest of:

       (a)  Ten years from the date of grant;

       (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company, (ii) within the three-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability or (iii) within the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability;

       (c) The date of expiration of the one-year period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability; provided, if Optionee dies during such one-year period, the terms of subsection (b) shall control;

       (d) The date of expiration of the three-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability; provided, if Optionee dies during such three-month period, the terms of subsection (b) shall control;

       (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of employment for Cause, all as described in Section 6.9(a) of the Plan; or

       (f) Such other earlier date as may be required under the terms of the Plan.

    5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall only be applicable to the extent required for grants of securities under this Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under Section 16 of the 1934 Act). During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

    6. Death of Optionee and Transfer of Option. In the event of the death of Optionee while in the employ of the Company, within a period of one year after the termination of his employment with the Company due to Disability, or within a three-month period after the employee ceases to be an employee of the Company for any reason other than for cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary (as defined in Section 2.3 of the Plan) at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein.

    7.    Medium and Time of Payment of Option Price.

       (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common Stock (or by instructing the Company to retain shares as payment), in other property or services acceptable to the Committee and allowed under the terms of the Plan and applicable law, or any combination thereof.

       (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common
  Stock, the following conditions shall apply:

          (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

          (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

          (iii) Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

          (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

  In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Code and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

    8. Agreement of Optionee. Optionee acknowledges that he has read Article 8 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

    9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

    10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

    If to the Company:

       Davis Water & Waste Industries, Inc.
       Attention: Corporate Secretary
       P.O. Box 1419
       1820 Metcalf Avenue
       Thomasville, Georgia  31799-1419


    If to Optionee:

       __________________________
       __________________________
       __________________________
       __________________________

  Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

    11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan, which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

    12.   Miscellaneous.

       (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or to interfere in any way with the right of the Company to terminate Optionee's employment at any time.

       (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

       (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

       (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

       (e) This Agreement, together with the Plan, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein and in the Plan.

       (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

       (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


              DAVIS WATER & WASTE INDUSTRIES, INC.



              By:______________________________________________

              Title:___________________________________________



              OPTIONEE:



              _________________________________________________
              Signature

              _________________________________________________
              Print or type name

                             EXHIBIT A

                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 EMPLOYEES STOCK OPTION PLAN

      NOTICE OF EXERCISE FOR INCENTIVE STOCK OPTION AGREEMENT


    This Notice of Exercise is given pursuant to the terms of the Incentive Stock Option Agreement, dated _________________, _______, between Davis Water & Waste Industries, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Stock Option No. _______ and which is made a part hereof and incorporated herein by reference.

    EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

     [ ]     cash in the total amount of $_________________.

     [ ]     _________ shares of the Company's Common Stock.

     [ ]     cash in the total amount of $__________________   and
             _________ shares of the Company's Common Stock.

     [ ]     other (specify): _____________________________________

    ACKNOWLEDGEMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Article 8 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

    Executed this ______ day of __________________,   ________.

              OPTIONEE:

              _______________________________________
              Signature

              _______________________________________
              Print or Type Name

    Davis Water & Waste Industries, Inc. hereby acknowledges
  receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ______ day of
  __________________,   ________.

              DAVIS WATER & WASTE INDUSTRIES, INC.


              By: ___________________________________

              Title: ________________________________

              NONQUALIFIED STOCK OPTION NO. ________



                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 EMPLOYEES STOCK OPTION PLAN

                NONQUALIFIED STOCK OPTION AGREEMENT


    This Nonqualified Stock Option Agreement (the "Agreement")
  is entered into as of the ____ day of ___________________,
  ________,  by and between Davis Water & Waste Industries, Inc.
  (the "Company") and
  _______________________________________________________
  ("Optionee").


                        W I T N E S S E T H:

    WHEREAS, the Company (which term as used herein shall include any parent or subsidiary of the Company) has adopted the Davis Water & Waste Industries, Inc. 1994 Employees Stock Option Plan (the "Plan") which is administered by a committee appointed by the Company's Board of Directors (the "Committee"); and

    WHEREAS, effective as of _________________,   ________, the
  Committee granted to Optionee a non-incentive stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

    WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

    NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

    1. Grant of Option. Effective as of _________________, ________, the Committee granted Optionee a non-incentive stock option. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase ________ shares of the $0.01 par value common stock of the Company (the "Common Stock"); such ________ shares hereinafter are referred to as the "Optioned Shares", and this option hereinafter is referred to as the "Option". The Option is intended to be a nonqualified option.

    2.    Option Price.  The price per share for each of the
  Optioned Shares shall be $________________   (the "Option
  Price"), which is the per share Fair Market Value of the Optioned Shares on the date of grant specified above.

    3.    Exercise of Option.

       (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

       (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be an employee of the Company, his rights with regard to all non-vested Options:

          (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option. Prior to said date, the Option shall be unexercisable in its entirety.

          (ii) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iii) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iv) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

  Notwithstanding the foregoing, the Option shall become immediately 100% vested upon a Change in Control, and may become 100% vested immediately in the sole discretion of the Committee.

       (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

    4. Termination of Option. Notwithstanding any provisions to the contrary herein, and except as otherwise specified in Attachment I (if any) hereto, the Option shall not be exercisable either in whole or in part after the earliest of:

       (a)  Ten years from the date of grant;

       (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while employed by the Company, (ii) within the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability or (iii) within the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability;

       (c) The date of expiration of the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company due to Disability; provided, if Optionee dies during such twelve-month period, the terms of subsection (b) shall control;

       (d) The date of expiration of the twelve-month period that begins on the date on which Optionee ceases to be an employee of the Company for any reason other than death or Disability; provided, if Optionee dies during such twelve-month period, the terms of subsection (b) shall control;

       (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of employment for Cause, all as described in Section 6.9(a) of the Plan; or

       (f) Such other earlier date as may be required under the terms of the Plan.

    5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall only be applicable to the extent required for grants of securities under the Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under Section 16 of the 1934 Act). During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

    6. Death of Optionee and Transfer of Option. Except as otherwise specified in Attachment I (if any) hereto, in the event of the death of Optionee while in the employ of the Company, within a period of twelve-months after the termination of his employment with the Company due to Disability, or within a twelve-month period after the employee ceases to be an employee of the Company for any reason other than for cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary (as defined in Section 2.3 of the Plan) at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein.

    7.    Medium and Time of Payment of Option Price.

       (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash or shares of the Common Stock, or any combination thereof.

       (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common
  Stock, the following conditions shall apply:

          (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

          (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

          (iii) Such shares shall be valued on the basis of the Fair Market Value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

          (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

  In addition to the payment of the Option Price, Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax and FICA withholding provisions of the Internal Revenue Code of 1986, as amended, and of the income tax laws of the state of Optionee's residence, and of any other applicable law.

    8. Agreement of Optionee. Optionee acknowledges that he has read Article 8 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws).

  Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

    9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

    10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

    If to the Company:

       Davis Water & Waste Industries, Inc.
       Attention: Corporate Secretary
       P.O. Box 1419
       1820 Metcalf Avenue
       Thomasville, Georgia  31799-1419

    If to Optionee:

       __________________________
       __________________________
       __________________________
       __________________________

  Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

    11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

    12.   Miscellaneous.

       (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the employ of the Company or to interfere in any way with the right of the Company to terminate Optionee's employment at any time.

       (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

       (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned

  Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

       (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

       (e) This Agreement, together with the Plan, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein and in the Plan.

       (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

       (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.


    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


              DAVIS WATER & WASTE INDUSTRIES, INC.



              By:____________________________________________

              Title:_________________________________________



              OPTIONEE:



              _______________________________________________
              Signature

              _______________________________________________
              Print or type name

              NONQUALIFIED STOCK OPTION NO. ________


                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 EMPLOYEES STOCK OPTION PLAN

                NONQUALIFIED STOCK OPTION AGREEMENT

                            ATTACHMENT I
          ADDITIONAL TERMS AND PROVISIONS REGARDING OPTION

                             EXHIBIT A

                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 EMPLOYEES STOCK OPTION PLAN

     NOTICE OF EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT


    This Notice of Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated __________________, _______, between Davis Water & Waste
  Industries, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Nonqualified Stock Option No. ________ and which is made a part hereof and incorporated herein by reference.

    EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

      [ ]    cash in the total amount of $________________.

      [ ]    ________ shares of the Company's Common Stock.

      [ ]    cash in the total amount of $_________________  and
             _________ shares of the Company's Common Stock.

      [ ]    other (specify): _____________________________________

    ACKNOWLEDGEMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Article 8 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

    Executed this ______ day of _________________,   _________.

              OPTIONEE:

              _______________________________________
              Signature

              _______________________________________
              Print or Type Name

    Davis Water & Waste Industries, Inc. hereby acknowledges
  receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ______ day of
  ____________________,   ________.

              DAVIS WATER & WASTE INDUSTRIES, INC.


              By: ___________________________________

              Title: ________________________________

                DAVIS WATER & WASTE INDUSTRIES, INC.

                  1994 DIRECTORS STOCK OPTION PLAN

                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 DIRECTORS STOCK OPTION PLAN



                             ARTICLE 1
                              Purpose

    1.1 General Purpose. The purpose of this Plan is to further the growth and development of the Company by encouraging Directors who are not employees of the Company to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue to serve as Directors and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting persons of outstanding quality to service on the Board.

    1.2 Intended Tax Effects of Options. It is intended that the tax effects of any NQSO granted hereunder should be determined under Code 83.


                             ARTICLE 2
                            Definitions

    The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

    2.1 1933 Act shall mean the Securities Act of 1933, as amended.

    2.2   1934 Act shall mean the Securities Exchange Act of
  1934, as amended.

    2.3 Beneficiary shall mean, with respect to an Optionee, the Person or Persons who acquire the Options of such Optionee by bequest or inheritance. To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

    2.4   Board shall mean the Board of Directors of the Company.

    2.5 Cause shall mean an act or acts by an individual involving a felony conviction or the failure to contest prosecution for a felony, willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, any of which acts causing the Company or any subsidiary liability or loss, as determined by the Committee in its sole discretion.

    2.6 Change of Control shall mean the occurrence of any one of the following events:

       (a)  Acquisition By Person of Substantial Percentage.
    The future acquisition by a Person (including "affiliates" and "associates" of such Person, but excluding the Company, any "parent" or "subsidiary" of the Company, or any employee benefit plan of the Company or of any "parent" or "subsidiary" of the Company) of a sufficient number of shares of the Common Stock, or securities convertible into the Common Stock, and whether through direct acquisition of shares or by merger, consolidation, share exchange, reclassification of securities or recapitalization of or involving the Company or any "parent" or "subsidiary" of the Company, to constitute the Person the beneficial owner of 20% or more of the Common Stock, but only if such acquisition occurs without approval or ratification by a majority of the members of the Board of Directors of the Company;

       (b) Transactions Involving Substantial Assets. Any sale, lease, transfer, exchange, mortgage, pledge or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company or of any "subsidiary" of the Company to a Person described in subsection (a) above, but only if such transaction occurs without approval or ratification by a majority of the members of the Board of Directors of the Company; or

       (c) Transactions Requiring Regulatory Approval. During any fiscal year of the Company, individuals who at the beginning of such year constitute the Board of Directors of the Company cease for any reason ton constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by a majority of the directors in office at the beginning of the fiscal year.

  For purposes of this Section 2.6, the terms "affiliate," "associate," "parent" and "subsidiary" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the 1934 Act.

    2.7 Code shall mean the Internal Revenue Code of 1986, as amended.

    2.8 Committee shall mean the committee appointed by the Board to administer and interpret the Plan in accordance with
  Article 3 below. Initially, the Committee shall consist of the members of the Company's Compensation Committee.

    2.9   Common Stock shall mean the common stock, par value
  $0.01 per share, of the Company.

    2.10  Company shall mean Davis Water & Waste Industries,
  Inc., and shall also mean any parent or subsidiary corporation of Davis Water & Waste Industries, Inc., unless the context clearly indicates otherwise.

    2.11 Director shall mean an individual who is serving as a member of the Board (i.e., a director of the Company).

    2.12 Disability shall mean, with respect to an individual, the total and permanent disability of such individual as determined by the Committee in its sole discretion.

    2.13 Effective Date shall mean the date on which this Plan is adopted by the Board, subject to shareholder approval. See
  Article 9 herein.

    2.14 Fair Market Value of the Common Stock as of a date of determination shall mean the following:

       (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

       (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock on the most recent date before the date of determination.

       (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

  The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

    2.15 NQSO shall mean an option to which Code 421 (relating generally to certain ISO and other options) does not apply.

    2.16 Option shall mean NQSO's granted to individuals pursuant to the terms and provisions of this Plan.

    2.17 Option Agreement shall mean a written agreement, executed and dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

    2.18 Option Price shall mean the purchase price of the shares of Common Stock underlying an Option.

    2.19 Optionee shall mean an individual who is granted an Option pursuant to the terms and provisions of this Plan.

    2.20 Person shall mean any individual, organization, corporation, partnership or other entity.

    2.21  Plan shall mean this Davis Water & Waste Industries,
  Inc. 1994 Directors Stock Option Plan.


                             ARTICLE 3
                           Administration

    3.1 General Administration. The Plan shall be administered and interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority (to the extent that such authority does not disqualify the Plan from being a "formula plan" within the meaning of paragraph
  (c)(2)(ii) of Rule 16b-3 of the 1934 Act) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

    3.2 Appointment. Initially, the members of the Compensation Committee of the Company shall constitute the Committee hereunder. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors.

    3.3 Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

    3.4 Indemnification. In addition to such other rights of indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.


                             ARTICLE 4
                               Stock

    The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted persons participating in the Plan shall not exceed in the aggregate 75,000 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option returned to the Company by forfeiture again may become subject to Options under the Plan.


                             ARTICLE 5
            Eligibility to Receive and Grant of Options

    5.1 Individuals Eligible for Grants of Options. The individuals eligible to receive Options hereunder shall be solely those individuals who are "outside" Directors. For purposes of the preceding sentence, an "outside" Director shall be a Director (1) who is not a current employee of the Company (or any corporation affiliated with the Company under Code 1504), (2) who is not a former employee of the Company (or any corporation affiliated with the Company under Code
  1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan), (3) who is not and has never been an officer of the Company (or any corporation affiliated with the Company under Code 1504), and
  (4) who is not receiving remuneration (directly or indirectly) from the Company (or any corporation affiliated with the

  Company under Code 1504) in any capacity other than as a Director. Such Directors shall receive Options hereunder in accordance with the provisions of Section 5.2 below.

    5.2 Grant of Options. Options shall be granted to those Directors who are eligible under Section 5.1 above (an
  "eligible Director") in accordance with the following formulas:

       (a) Option Upon Initially Becoming a Director. Upon initially becoming an eligible Director, an individual shall be granted an Option to purchase 8,000 shares of Common Stock, with such Option subject to the provisions of Article 6 below. The Options granted under this subsection (a) shall not be granted to a Director who has previously served as a Director and who is again becoming a Director, but shall only be granted upon an individual's initially becoming an eligible Director.

       (b) Transitional Rules. Each eligible Director as of the Effective Date shall be granted Options under the terms and provisions of subsection (a) above as of the Effective Date as if such Director had initially become an eligible Director on the Effective Date. Except as provided in this subsection (b), no individual who is serving as a Director as of the Effective Date of this Plan shall be entitled to any Options under this Plan.


                             ARTICLE 6
                  Terms and Conditions of Options

    Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

    6.1 Requirement of Option Agreement. Upon the grant of an Option hereunder, the Committee shall prepare (or cause to be prepared) an Option Agreement. The Committee shall present such Option Agreement to the Optionee. Upon execution of such Option Agreement by the Optionee, such Option shall be deemed to have been granted effective as of the date of grant. The failure of the Optionee to execute the Option Agreement within 30 days after the date of the receipt of same shall render the Option Agreement and the underlying Option null and void ab initio.

    6.2 Optionee and Number of Shares. Each Option Agreement shall state the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

    6.3   Vesting.

       (a) Each Option shall first become exercisable (i.e., vested) with respect to such portions of the shares subject to such Option as are specified in the schedule set forth hereinbelow; provided, if an Optionee ceases to be a Director, his rights with regard to all non-vested Options shall cease immediately except as provided in subsection (b) below.

          (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option.
       Prior to said date, the Option shall be unexercisable in its entirety.

          (ii) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iii) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iv) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

       (b) Notwithstanding the above, all Options previously granted to an Optionee shall become immediately vested and exercisable for 100% of the number of shares subject to the Options upon a Change of Control.

  See also Section 6.13 herein.

    6.4 Option Price. The Option Price of the shares of Common Stock underlying each Option shall be the Fair Market Value of the Common Stock on the date the Option is granted. Upon execution of an Option Agreement by both the Company and Optionee, the date as of which the Option was granted under this Plan as noted in the Option Agreement shall be considered the date on which such Option is granted.

    6.5 Terms of Options. Terms of Options granted under the Plan shall commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years from the date the Option is granted. No Option shall be granted hereunder after five years from the earlier of (a) the date the Plan is approved by the shareholders, or
  (b) the date the Plan is adopted by the Board.

    6.6 Terms of Exercise. The exercise of an Option may be for less than the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

    6.7 Method of Exercise. All Options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

    6.8   Medium and Time of Payment.

       (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment, at the election of the Optionee (or his successors as provided in subsection (c) of Section 6.9), shall be (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; or (D) by a combination of (A), (B) and (C).

       (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

       (c) In addition to the payment of the purchase price of the shares then being purchased, an Optionee also shall pay in cash (or have withheld from his normal pay) an amount equal to the amount, if any, which the Company at the time of exercise is required to withhold under the income tax or Federal Insurance Contributions Act tax withholding provisions of the Code, of the income tax laws of the state of the Optionee's residence, and of any other applicable law.

    6.9 Effect of Termination of Service, Disability or Death. Except as provided in subsections (a), (b) and (c) below, no Option shall be exercisable unless the Optionee thereof shall have been a Director from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section and, instead, may provide a different expiration date or dates in an Option Agreement.

       (a) Termination of Service. In the event an Optionee ceases to be a Director for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) twelve months after the date the Optionee ceases to be a Director or (iii) the date on which the Company gives notice to such Optionee of termination of his service as a Director if service is terminated by the Company or by its shareholders for Cause (an Optionee's resignation in anticipation of termination of service by the Company or by its shareholders for Cause shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or later, subject to the provisions of
    Section 6.5 above. Notwithstanding the foregoing, in the event that an Optionee's service as a Director terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the twelve-month period immediately following the date of such termination of service. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service as a Director. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service as a Director for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

       (b) Disability. Upon the termination of an Optionee's service as a Director due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be a Director due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or later subject to the provisions of Section 6.5 above. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's service as a Director ceases due to Disability.

       (c)  Death.  In the event of the death of the Optionee
    (i) while he is a Director, (ii) within twelve months after the date on which such Optionee's service as a Director is terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within one year after the date on which such Optionee's service as a Director terminated due to his Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by the Optionee's Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner or later subject to the provisions of Section 6.5 above. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

    6.10 Restrictions on Transfer and Exercise of Options. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall be applicable only to the extent required for grants of securities under this Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under Section 16 of the 1934 Act). During the lifetime of an Optionee, the Option shall be exercisable only by him; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

    6.11 Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

    6.12  No Obligation to Exercise Option.  The granting of an
  Option shall impose no obligation upon the Optionee to exercise such Option.

    6.13 Acceleration. The Committee shall at all times have the power to accelerate the vesting date of Options previously granted under this Plan.

    6.14 Holding Period. Shares underlying any Option granted hereunder to an Optionee who is an "affiliate" of the Company subject to the "short-swing profit provisions" of Section 16(b) of the 1934 Act are subject to a six-month holding period. Such holding period will be satisfied if, with regard to any vested (i.e., exercisable) Option that is exercised within six months of the date of grant, the shares acquired upon exercise are not disposed of until a minimum of six months have elapsed from the date of grant of the Option. Notwithstanding the foregoing, the Committee may, in its sole discretion, waive the preceding required holding period with respect to any Optionee.

                             ARTICLE 7
             Adjustments Upon Changes in Capitalization

    7.1 Recapitalization. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

       (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

       (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

       (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

    7.2 Reorganization. Subject to any required action by the shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

       (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

       (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

       (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

    7.3 Dissolution and Liquidation. If the Board adopts a plan of dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

    7.4 Limits on Adjustments. Any issuance by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article.
  The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.


                             ARTICLE 8
         Agreement by Optionee and Securities Registration

    8.1 Agreement. If, in the opinion of counsel to the Company, such action is necessary or desirable, no Options shall be granted to any Optionee, and no Stock Option shall be exercisable, unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

  The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and] are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer will not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

  If the Common Stock is (A) held by an Optionee who ceases to be an "affiliate," as that term is defined in Rule 144 of the 1933 Act, or (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

    8.2 Registration. In the event that the Company in its sole discretion shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.

                             ARTICLE 9
                           Effective Date

    The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, or by the written consent in lieu of a meeting of the holders of all of the outstanding voting stock; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.


                             ARTICLE 10
                     Amendment and Termination

    10.1  Amendment and Termination By the Board.  Subject to
  Section 10.2 below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

    10.2  Restrictions on Amendment and Termination.
  Notwithstanding the provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

       (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees;

       (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (ii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iii) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan. The preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of all of the outstanding voting stock; provided, however, that for modifications described in the first sentence of this subsection (b), such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act; and

       (c) Six Month Restriction on Amendments. No provision of this Plan may be modified or amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder. The preceding sentence shall be interpreted in accordance with the provisions of paragraph (c)(ii)(B) of Rule 16b-3 of the 1934 Act.


                             ARTICLE 11
                      Miscellaneous Provisions

    11.1 Application of Funds. The proceeds received by the Company from the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

    11.2 Notices. All notices or other communications by an Optionee to the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

    11.3 Term of Plan. Subject to the terms of Article 10, the Plan shall terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

    11.4 Compliance with Rule 16b-3. This Plan is intended to be in compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

    11.5 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

    11.6 Additional Provisions By Committee. The Option Agreements authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable. The Restriction Agreements authorized under the Plan may contain such other provisions, including, without limitation, as the Committee shall deem advisable.

    11.7 Plan Document Controls. In the event of any conflict between the provisions of an Option Agreement and the Plan, or between a Restriction Agreement and the Plan, the Plan shall control.

    11.8 Gender and Number. Wherever applicable, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

    11.9 Headings. The titles in this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

    11.10 Legal References. Any references in this Plan to a provision of law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

    11.11 No Rights to Perform Services. Nothing contained in the Plan, or any modification thereof, shall be construed to give any individual any rights to perform services for the Company or any parent or subsidiary corporation of the Company.

    11.12 Unfunded Arrangement. The Plan shall not be funded, and except for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.

         ADOPTED BY BOARD OF DIRECTORS ON DECEMBER 9, 1994

       APPROVED BY SHAREHOLDERS AS OF ____________ ___, 1995

              NONQUALIFIED STOCK OPTION NO. __________



                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 DIRECTORS STOCK OPTION PLAN

                NONQUALIFIED STOCK OPTION AGREEMENT


       This Nonqualified Stock Option Agreement (the
  "Agreement") is entered into as of the ____ day of
  ___________________,   ________, by and between Davis Water &
  Waste Industries, Inc. (the "Company") and
  _______________________________________________________
  ("Optionee").


                        W I T N E S S E T H:

       WHEREAS, the Company has adopted the Davis Water & Waste
  Industries, Inc. 1994 Directors Stock Option Plan (the "Plan") which is administered by a committee appointed by the Company's Board of Directors (the "Committee"); and

       WHEREAS, effective as of _________________,   _______,
  the Committee granted to Optionee a nonqualified stock option under, and in accordance with, the terms of the Plan to reward Optionee for his efforts on behalf of the Company and to encourage his continued loyalty and diligence; and

       WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of such option in writing in this Agreement;

       NOW, THEREFORE, for and in consideration of the premises and mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

       1. Grant of Option. Effective as of _________________, ________, Optionee was granted a nonqualified stock option under the Plan. Under that option and subject to the terms and conditions set forth herein, Optionee shall have the right to purchase 8,000 shares of the $0.01 par value common stock of the Company (the "Common Stock"); such 8,000 shares hereinafter are referred to as the "Optioned Shares", and this option hereinafter is referred to as the "Option". The Option is intended to be a nonqualified stock option.

       2.   Option Price.  The price per share for each of the
  Optioned Shares shall be $________________   (the "Option
  Price"), which is the per share Fair Market Value of the Optioned Shares on the date of grant specified above.

       3.   Exercise of Option.

       (a) General. The Option may be exercised by Optionee's delivery to the Secretary of the Company of a written notice of exercise executed by Optionee (the "Notice of Exercise"). The Notice of Exercise shall be substantially in the form set forth as Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Optioned Shares that are being exercised.

       (b) Beginning of Exercise Period. The Option first shall become exercisable (i.e., vested) according to the following schedule; provided, if Optionee ceases to be a director of the Company, his rights with regard to all non-vested Options shall cease immediately:

          (i) Commencing as of the first anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, 20% of the shares subject to such Option.
       Prior to said date, the Option shall be unexercisable in its entirety.

          (ii) Commencing as of the second anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iii) Commencing as of the third anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (iv) Commencing as of the fourth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, an additional 20% of the shares subject to the Option.

          (v) Commencing as of the fifth anniversary of the date the Option is granted, the Optionee shall have the right to exercise the Option with respect to, and to thereby purchase, the remainder of the shares subject to such Option.

  Notwithstanding the foregoing, the Option shall become 100% vested immediately upon a Change in Control, and may become
  100% vested immediately in the sole discretion of the Committee.

       (c) Partial Exercise. Optionee may exercise the Option for less than the full number of exercisable Optioned Shares, but such exercise may not be made for less than 100 shares or the total remaining shares subject to the Option, if less than 100 shares.

    4. Termination of Option. Notwithstanding any provisions to the contrary herein, and except as otherwise specified in Attachment I (if any) hereto, the Option shall not be exercisable either in whole or in part after the earliest of:

       (a)  Ten years from the date of grant;

       (b) The date that is immediately prior to the first anniversary of the date on which Optionee dies (i) while a director of the Company, (ii) within the twelve-month period that begins on the date on which Optionee ceases to be a director of the Company for any reason other than death or disability (as determined by the Committee in its sole discretion) or (iii) within the twelve-month period that begins on the date on which Optionee ceases to be a director of the Company due to disability (as determined by the Committee in its sole discretion);

       (c) The date of expiration of the twelve-month period that begins on the date on which Optionee ceases to be a director of the Company due to disability (as determined by the Committee in its sole discretion); provided, if Optionee dies during such twelve-month period, the terms of subsection
  (b) shall control;

       (d) The date of expiration of the twelve-month period that begins on the date on which Optionee ceases to be a director of the Company for any reason other than death or disability (as determined by the Committee in its sole discretion); provided, if Optionee dies during such twelve-month period, the terms of subsection (b) shall control;

       (e) The date on which the Company gives notice (or is deemed to have given notice) to Optionee of his termination of service as a director for Cause, all as described in Section
  6.9(a) of the Plan.

       (f) Such other earlier date as may be required under the terms of the Plan.

    5. Option Non-Transferable. The Option shall not be transferable by Optionee other than by will or by the laws of descent and distribution, and any purported transfer shall be null and void; provided, however, this sentence shall only be applicable to the extent required for grants of securities under the Plan to be exempt from the provisions of Section 16 of the 1934 Act (in accordance with Rule 16b-3(a)(2) or the corresponding provisions, if any, of subsequent regulations under Section 16 of the 1934 Act). During the lifetime of Optionee, the Option shall be exercisable only by Optionee (or, if he becomes disabled or otherwise incapacitated, by the guardian of his property or his duly appointed attorney-in-fact), and shall not be assignable or transferable by Optionee and, subject to Section 6 hereof, no other person shall acquire any rights in the Option.

    6. Death of Optionee and Transfer of Option. Except as otherwise specified in Attachment I (if any) hereto, in the event of the death of Optionee while a director of the Company, within a period of twelve-months after the termination of his service as a director of the Company due to disability (as determined by the Committee in its sole discretion), or within a twelve-month period after the director ceases to be a director of the Company for any reason other than for cause, all or any of the unexercised portion of the Option owned by the deceased Optionee may be exercised by Optionee's Beneficiary (as defined in Section 2.3 of the Plan) at any time prior to the first anniversary of the date of the death of Optionee, but in no event later than the date as of which such Option expires pursuant to Section 4 hereof. Such exercise shall be effected in accordance with the terms hereof as if such Beneficiary was Optionee herein.

    7.    Medium and Time of Payment of Option Price.

       (a) General. The Option Price shall be payable by Optionee (or his successors in accordance with Section 6 hereof) upon exercise of the Option and shall be paid in cash, in shares of the Common Stock (or by instructing the Company to retain shares as payment), in other property or services acceptable to the Committee and allowed under the terms of the Plan and applicable law, or any combination thereof.

       (b) Payment in Shares of the Common Stock. If Optionee pays all or part of the Option Price with shares of the Common
  Stock, the following conditions shall apply:

          (i) Optionee shall deliver to the Secretary of the Company a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank (or guaranteed or notarized in such other manner as the Committee may require);

          (ii) Optionee must have held any shares of the Common Stock used to pay the Option Price for at least six months prior to the date such payment is made;

          (iii) Such shares shall be valued on the basis of the fair market value of the Common Stock on the date of exercise pursuant to the terms of the Plan; and

          (iv) The value of such Common Stock shall be less than or equal to the Option Price. If Optionee delivers Common Stock with a value that is less than the Option Price, then Optionee shall pay the balance of the Option Price in a form allowed under subsection (a) above.

    8. Agreement of Optionee. Optionee acknowledges that he has read Article 8 of the Plan and understands that certain restrictions may apply with respect to shares of the Common Stock acquired by him pursuant to his exercise of the Option (including restrictions on resale applicable to "affiliates" under Rule 144 of the Securities Act of 1933, as amended, and restrictions on resale applicable to shares of the Common Stock that have not been registered under the Securities Act of 1933, as amended, and applicable state securities laws). Optionee hereby agrees to execute such documents and take such actions as the Company may require with respect to state and federal securities laws and any restrictions on the resale of such shares which may pertain.

    9. Delivery of Stock Certificates. As promptly as practical after the date of exercise of the Option and the receipt by the Company of full payment therefor, the Company shall deliver to Optionee a stock certificate representing the shares of the Common Stock acquired by Optionee pursuant to his exercise of the Option.

    10. Notices. All notices or other communications hereunder shall be in writing and shall be effective (i) when personally delivered by courier (including overnight carriers) or otherwise to the party to be given such notice or other communication or (ii) on the third business day following the date deposited in the United States mail if such notice or other communication is sent by certified or registered mail with return receipt requested and postage thereon fully prepaid. The addresses for such notices shall be as follows:

    If to the Company:

       Davis Water & Waste Industries, Inc.
       Attention: Corporate Secretary
       P.O. Box 1419
       1820 Metcalf Avenue
       Thomasville, Georgia  31799-1419

    If to Optionee:

       __________________________
       __________________________
       __________________________
       __________________________

  Any party hereto, by notice of the other party hereunder, may change its address for receipt of notices hereunder.

    11. Other Terms and Conditions. In addition to the terms and conditions set forth herein, the Option is subject to and governed by the other terms and conditions set forth in the Plan which is hereby incorporated by reference. In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

    12.   Miscellaneous.

       (a) The granting of the Option and the execution of this Agreement shall not give Optionee any rights to similar grants in future years or any right to be retained in the service of the Company or to interfere in any way with the right of the Company to terminate Optionee's services at any time.

       (b) Unless and except as otherwise specifically provided in this Agreement, Optionee shall have no rights of a stockholder with respect to any shares covered by the Option until the date of issuance of a stock certificate to him for such shares.

       (c) If any term, provision, covenant or restriction contained in this Agreement is held by a court or a federal regulatory agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired or invalidated. If for any reason such court or regulatory agency determines that this Agreement will not permit Optionee to acquire the full number of Optioned Shares as provided in Section 1 hereof, it is the express intention of the Company to allow Optionee to acquire such lesser number of shares as may be permissible without any amendment or modification hereof.

       (d) This Agreement shall be construed and enforced in accordance with the laws of Georgia.

       (e) This Agreement, together with the Plan, contains the entire understanding among the parties and supersedes any prior understanding and agreements between them representing the subject matter hereof. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter hereof which are not fully expressed herein, or in the Plan.

       (f) Section and other headings contained in this Agreement are for reference purposes only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

       (g) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement, and the signatures of any party or any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date written above.


                 DAVIS WATER & WASTE INDUSTRIES, INC.



              By: _____________________________________________


              Title:
              ____________________________________________



              OPTIONEE:


              _________________________________________
              Signature


              _____________________________________________
              Print or type name

              NONQUALIFIED STOCK OPTION NO. __________



                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 DIRECTORS STOCK OPTION PLAN

                NONQUALIFIED STOCK OPTION AGREEMENT

                            ATTACHMENT I
          ADDITIONAL TERMS AND PROVISIONS REGARDING OPTION

                             EXHIBIT A

                DAVIS WATER & WASTE INDUSTRIES, INC.
                  1994 DIRECTORS STOCK OPTION PLAN


     NOTICE OF EXERCISE FOR NONQUALIFIED STOCK OPTION AGREEMENT


       This Notice of Exercise is given pursuant to the terms of the Nonqualified Stock Option Agreement, dated
  __________________,   ________, between Davis Water & Waste
  Industries, Inc. (the "Company") and the undersigned Optionee (the "Agreement"), which Agreement represents Nonqualified Stock Option No. ________ and which is made a part hereof and incorporated herein by reference.

       EXERCISE OF OPTION. Optionee hereby exercises his option to purchase _______ of his Optioned Shares. Optionee hereby delivers, together with this written statement of exercise, the full Option Price with respect to the exercised Optioned Shares, which consists of: [COMPLETE ONLY ONE]

     [ ]     cash in the total amount of $________________.

     [ ]     ________ shares of the Company's Common Stock.

     [ ]     cash in the total amount of $_________________ and
             _________ shares of the Company's Common Stock.

     [ ]     other (specify): _____________________________________

       ACKNOWLEDGEMENT. Optionee hereby acknowledges that, to the extent he is an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended) or to the extent that the Optioned Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, any shares of the Company's Common Stock acquired by him as a result of his exercise of the Option pursuant to this Notice are subject to, and the certificates representing such shares shall be legended to reflect, certain trading restrictions under applicable securities laws (including particularly the Securities and Exchange Commission's Rule 144), all as described in Article 8 of the Plan, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

    Executed this ______ day of _________________,   ________.

            OPTIONEE:

            ___________________________________________________
            Signature

            ___________________________________________________
            Print or Type Name

       Davis Water & Waste Industries, Inc. hereby acknowledges
  receipt of this Notice of Exercise and receipt of payment in the form and amount indicated above, all on this ______ day of
  ____________________,   ________.

            DAVIS WATER & WASTE INDUSTRIES, INC.


            By: _____________________________________________

            Title: ___________________________________________